                    EVERGREEN
                  BALANCED FUND

(Picture of Statue of Liberty)                 (Picture of certificates)
(Picture of Statue)                                     (Picture of dam)
    (All above against green panel positioned down the center of the page)

                (Picture of rock and evergreen tree appear here)

                          1996 ANNUAL REPORT

                        Evergreen Keystone
            (logo of Evergreen  FUNDS  emblazened in box)

                            EVERGREEN BALANCED FUNDS
                               TABLE OF CONTENTS

Picture of Statue of                          A Review of the Past Year and Prospects for the Future....................     1
Liberty                  AMERICAN RETIREMENT  A Report From Your Portfolio Manager......................................     3
                                        FUND  Results to Date...........................................................     6
                                              Statement of Investments..................................................     7
                                              Statement of Assets and Liabilities.......................................    12
                                              Statement of Operations...................................................    13
                                              Statement of Changes in Net Assets........................................    14
                                              Financial Highlights......................................................    15

Picture of                          BALANCED  A Report From Your Portfolio Manager......................................    17
certificates                            FUND  Results to Date...........................................................    19
                                              Statement of Investments..................................................    20
                                              Statement of Assets and Liabilities.......................................    23
                                              Statement of Operations...................................................    24
                                              Statement of Changes in Net Assets........................................    25
                                              Financial Highlights......................................................    26

Picture of                        FOUNDATION  A Report From Your Portfolio Manager......................................    28
statue                                  FUND  Results to Date...........................................................    31
                                              Statement of Investments..................................................    32
                                              Statement of Assets and Liabilities.......................................    37
                                              Statement of Operations...................................................    38
                                              Statement of Changes in Net Assets........................................    39
                                              Financial Highlights......................................................    40

Picture of                     TAX STRATEGIC  A Report From Your Portfolio Managers.....................................    42
dam                          FOUNDATION FUND  Results to Date...........................................................    45
                                              Statement of Investments..................................................    46
                                              Statement of Assets and Liabilities.......................................    51
                                              Statement of Operations...................................................    52
                                              Statement of Changes in Net Assets........................................    53
                                              Financial Highlights......................................................    54
                                              Combined Notes to Financial Statements....................................    56
                                              Independent Auditors' Report..............................................    65
                                              Trustees and Officers......................................... Inside Back Cover

                            EVERGREEN BALANCED FUNDS
A REVIEW OF THE PAST YEAR
AND PROSPECTS FOR THE FUTURE
BY STEPHEN A. LIEBER, CHAIRMAN
EVERGREEN ASSET MANAGEMENT CORP.
   President Clinton's Inaugural Address listed many of
his hopes for the future of our nation. One of these       Picture of Stephen A.
hopes, "a nation that balances its budget but never        Lieber appears here.
loses the balance of its values" speaks to a central theme of the investment markets as we enter 1997. The hope of investors is for sustained healthy growth, with the long-range promise of building a nation economically strong enough to meet the challenges of supporting an increasingly elderly and retired population. Optimism, reflected in consumer surveys and business surveys, is high at the start of the year, as 1996 proved to provide a stronger and better balanced economy than had been widely anticipated at the beginning of the year. Even in the fourth quarter, expectations of a slowdown were not realized, as growth in that period was apparently at about a 3.5% annual rate, up from the 2.1% Gross Domestic Product gain in the third quarter. Industrial output rose at an estimated 0.8% per month in the fourth quarter, while the core inflation rate of the Producers Price Index, as well as the Consumers Price Index, rose at a rate of only 0.1% per month. Thus, the core inflation rate was contained at just 2.6% in 1996, down from 3.0% in 1995. From the consumers' point of view, apart from a spurt in food and energy prices at year-end, prices of general merchandise were indicated to be somewhat lowered by a combination of widespread discounting and increased imports, made cheaper by the rise of the dollar.
   A healthy employment situation encouraged the confidence of the American consumer and industry throughout the year. The greatest concern, in contrast to normal uncertainties over employment, was that the slack in the economy was diminishing, so that the cost of labor might be raised and, thus, stimulate inflation. During the summer, the unemployment total was but 5.1% of the work force and, at year-end, had increased very moderately to 5.3%. With manufacturers reluctant to add to staff, hours worked increased by 3.2%. These positive factors did not strain the nation's economic potential because manufacturing capacity was indicated to be increasing month by month, with the year-over-year gain in December, 4.5%. The lack of inflationary pressures was particularly impressive given the extraordinary short-term impacts on purchasing power from the price of oil which rose 40% during the year, and weather-related agricultural developments which increased the price of food. Doubtless adding to demand was the so-called wealth effect, induced by yet another significantly rising stock market, and an ever broader participation by American families in its investments. The wealth effect was manifested in higher year-end demand for luxury goods, whose retailers and vendors often showed outstanding sales results.

   Looking ahead in 1997, there is a widespread expectation that the economy will reflect the improved consumer and industrial sentiment, but that it will have less external stimulus than it had at the beginning of 1996. In contrast with the monetary stimulus provided by last January's reduction in the Federal funds rate, there is virtually no expectation at this time that the Federal Reserve will soon reduce interest rates, and considerable concern that if the economy sustains its strength, it may well increase rates, thus creating a dragging force on the economy. Improvement in the balance of payments as a stimulus is not expected, as exports are already slowing as a result of the 6% increase of the dollar in 1996, which, in turn, is bringing in more cheaper imports to compete with American manufacturers. Credit ease for the consumer is not expected after several months of larger-than-normal credit card losses reported by the banking and financial industries. In fact, credit in this consumer area is tightening, with an estimated decline of 15% in the number of credit card solicitations by banks in the fourth quarter, and a more than 40% increase in credit card write-offs. Finally, borrowing costs are almost one full percent higher than they were a year ago when the Federal Reserve reduced the federal funds rate.
                                                                               1

                            EVERGREEN BALANCED FUNDS
A REVIEW OF THE PAST YEAR AND
PROSPECTS FOR THE FUTURE -- (CONTINUED)
   Investors are challenged by the fact that prices of stocks have increased over the past year as corporate profitability rose, and optimism over future profit rates was well sustained. Today's consensus expectations for corporate profits is for an increase of up to 10% in 1997. If price pressures continue from international competition, if domestic productivity and technology drives prices down in many sectors of growing production, as has been the case, and sales volumes grow at single digits or less, these profits expectations are unlikely to be met. In contrast, those companies which produced the products or services which will be the growth leaders of 1997, have high promise of achieving new levels of profitability and sustaining long-term growth trends. They will be the focus of investment. Companies driving for higher profitability and stronger returns on invested capital through restructuring and reallocation of assets, should become more prominent in the investment spectrum as they enhance their profits outlook through these efficiencies. Another class of promising investments is the specialty business, especially smaller entrepreneurial and innovative ones where growth rates can be enhanced through the synergies of merger and acquisition with larger entities. Given the very strong cash reserves built up through this recent period of high corporate profitability, we anticipate an acceleration of the merger and acquisition drive by large companies looking for broader or new lines of business growth. Many companies which find excess of liquid capital in terms of their near-term business opportunities, may well choose to continue the recent pattern of accelerating corporate stock buy-backs, with the aim of increasing the profits available to continuing shareholders. In summary, there should be powerful forces providing selective opportunities for sustained and important profit gains for many corporations.
   The savings rate of the American people had generally remained modest, but an increasing portion is moving into the equity markets. With the advantages of tax-deferred programs, ranging from IRAs to 401(k)s, and the shift of retirement plans into equity-related programs, the use of mutual funds has become the predominant mode of investment saving for individuals. In a benign environment, such trends could well be expected to continue. Interruptions are only likely to come through major and, often sudden, market adversities caused by unexpected problems in the short run, and in the longer run, only from the recurrence of inflation and significant rises in the income available from fixed income investment alternatives.
   The U.S. economic horizon looks clear and healthy at this time. It may well be further encouraged by a decline in interest rates which could occur if growth remains moderate, inflation well-controlled, and investors gain confidence that cooperation between the Administration and the Congress will address their long-term budget fears. Thus, we can conclude as we did a year ago that, "the real return driven demand in a low inflation environment should support new opportunities in both bonds and equities."
2

                       EVERGREEN AMERICAN RETIREMENT FUND
(Picture of Liberty statue appears here)

A REPORT FROM YOUR
PORTFOLIO MANAGER
IRENE D. O'NEILL
   Evergreen American Retirement Fund completed its eighth     (Picture of
fiscal year on December 31, 1996. While the performance of     Irene D. O'Neill
equity markets was strong during the past year, fixed income   appears here)
markets were up only slightly. For the twelve months ended
December 31, 1996, the Fund's total return (Class Y, no-load shares) was 12.6%*. The 12-month total return ended December
31 for the Fund's Class A shares at net asset value was
12.5%*. (Please see page 6 for additional performance
information.)
   Most of the Fund's industry groups contributed to the
performance of the equity portfolio. Banks and thrifts
representing 5.9% of the Fund's net assets at year-end,
was the strongest providing a 39.3% return for the fiscal year. Bank and thrift stocks generally rose because the prospect of moderate economic growth in an environment of stable interest rates is positive for bank earnings. Continued loan growth, coupled with stable interest margins and cost control, should continue to support bank earnings growth. This industry also benefited from the acquisition of two banks which were held in the portfolio. At year-end, Crestar Financial Corp. completed its acquisition of Citizen's Bancorp of Maryland, which the Fund purchased in April 1995, at a cost of $26.38 per share. Based on the closing price of Crestar Financial on December 31, the gain to the portfolio was 135%. Additionally, on December 30, Banc One agreed to acquire Liberty Bancorp of Oklahoma in an exchange of stock. Liberty was purchased for the Fund at a cost of $38.26 per share in September 1996. Based on year-end prices, the Fund will receive 1.175 shares of Banc One or the equivalent of $50 per share in Banc One stock during the second quarter of 1997**.
   The healthcare sector representing 4.0% of net assets was the Fund's second best performing group for the year, increasing 38.2%. The large drug stocks, including Bristol-Myers Squibb Co., Warner-Lambert Co. and Zeneca Group Plc ADR***, all posted strong performances. The major drug companies benefited from the inability of managed care providers to control the prescription habits of physicians and the introduction of new premium priced drugs to replace generics.
   The energy sector, including oil field services, generated a 27.2% return to the Fund during the fiscal year, and accounted for 8.4% of assets. Strong global demand, especially from rapidly growing Asia Pacific nations and low levels of inventory are pushing up energy prices. Higher prices, coupled with the benefits from cost reduction programs, are spurring earnings growth for the major oil companies, such as Exxon and Texaco.
FIGURES REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS.
  * PERFORMANCE FIGURES INCLUDE REINVESTMENT OF INCOME DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS.
    INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
    CLASS A SHARES ARE SUBJECT TO A MAXIMUM 4.75% FRONT-END SALES CHARGE WHICH IS NOT REFLECTED IN THE PERFORMANCE FIGURE ABOVE. IF REFLECTED, PERFORMANCE WOULD BE LOWER.
    THE FUND ALSO OFFERS CLASS B SHARES WHICH ARE SUBJECT TO A MAXIMUM 5% CONTINGENT DEFERRED SALES CHARGE, AND CLASS C SHARES WHICH ARE SUBJECT TO A 1% CONTINGENT DEFERRED SALES CHARGE WITHIN THE FIRST YEAR OF PURCHASE. PERFORMANCE FOR THESE CLASSES OF SHARES MAY BE DIFFERENT.
 ** THE FUND MAY BE NEGATIVELY IMPACTED SHOULD THE ACQUISITION NOT BE COMPLETED. *** INTERNATIONAL INVESTING MAY INVOLVE CERTAIN ADDITIONAL RISKS SUCH AS
    CURRENCY FLUCTUATIONS, ECONOMIC AND POLITICAL INSTABILITY, AND DIFFERENCES IN ACCOUNTING STANDARDS.
                                                                               3

                       EVERGREEN AMERICAN RETIREMENT FUND
(Picture of Liberty statue appears here)

A REPORT FROM YOUR
PORTFOLIO MANAGER -- (CONTINUED)
Additionally, higher oil and gas prices, combined with technological advances in exploration and production, are stimulating drilling activity and driving growth for oil field services. Besides benefiting from the increasing pace of drilling activity, the oil field services companies are raising prices after a decade-long drought.
   The turmoil caused by deregulation in the telecommunications industry made the telephone utilities and communications systems and services sectors especially difficult in 1996. Telephone utilities, which comprised 1.5% of net assets at December 31, declined 8.1% for the year. New rules governing competition in local and long distance telephone markets are still under negotiation, and this uncertainty is having a negative impact on the group. New competitors already are allowed to enter these markets, but the phone utilities are not yet free to compete on a level playing field. The communications systems sector, which represented .8% of assets, declined 16.8%. Concern that personal communication systems would take market share from cellular phone companies negatively impacted this group. The cellular phone companies, however, continue to experience strong subscriber growth in the U.S. and abroad.
   In addition to the two bank acquisitions discussed above, three other of the Fund's holdings received acquisition offers during the year. During the third quarter, Revco offered to acquire Big B for $15 per share in cash. The Fund had held Big B 6.5% convertible debentures for about three years and sold them after the acquisition announcement for a gain of 33.7%. FHP International Corp. 5.00% convertible preferred, which was purchased two years ago at $22.37, benefited from an acquisition offer by PacifiCare Health Systems. Based on the terms of the deal and the closing price of PacifiCare on December 31, the transaction is worth about $30 per convertible preferred share**. Duke Power has offered to acquire PanEnergy Corp. through an exchange of common stock valued at $50 per share for each share of PanEnergy. This stock was first purchased in 1989 at an average cost of $27.61.
   During the second half of 1996, the Fund began increasing its exposure to convertible securities. These securities allow the Fund to invest in companies with good growth potential, while still benefiting from the defensive characteristics that higher yielding convertibles offer. Among the convertibles added to the portfolio were those of Time & Capital Trust, Central Garden and Pet Co., Offshore Logistics, Inc., and Nuevo Energy Co. Two other areas of focus are natural gas utilities and companies expected to benefit from improving economic growth in foreign markets. Gas utilities, which offer attractive dividend yields, are becoming acquisition targets of newly deregulated electric utilities. Gas companies added to the portfolio include, Southwest Gas and Yankee Energy System. The energy company Northwest Natural Gas was also added to the portfolio. Companies with operations in Europe suffered last year from weak economies there. But, interest rates in those markets have declined and better growth is likely in 1997. As a result, companies that do a significant amount of business in these markets, such as AMP and International Flavors and Fragrances, have been added to the portfolio.
   The behavior of interest rates in 1996 mirrored the variation in the quarterly rate of Gross Domestic Product (GDP) growth that occurred in the U.S. economy. Rates on long-term treasuries bottomed in January 1996 when economic growth appeared weak. During the first half however, the pace of GDP growth picked up, reaching 4.7% in the second quarter. Job growth was strong and the unemployment rate declined, sparking fears that tight labor markets would lead to rising wages and ultimately inflation. As a result, long-term treasury yields climbed to over 7% in the spring. During the summer months, consumer spending
** THE FUND MAY BE NEGATIVELY IMPACTED SHOULD THE ACQUISITION NOT BE COMPLETED.
4

                       EVERGREEN AMERICAN RETIREMENT FUND
(Picture of Liberty statue appears here)

A REPORT FROM YOUR
PORTFOLIO MANAGER -- (CONTINUED)
slowed to a crawl, reducing the pace of third quarter GDP to 2.2%. Bonds rallied in response to the expectation that the Federal Open Market Committee would not need to raise rates in an effort to stem incipient inflation. The economic tide turned once again with an acceleration in fourth quarter growth, that has pushed interest rates higher. Despite these gyrations, the Lehman Brothers Government/Corporate Bond Index+ moved slightly year over year, generating a 2.9% total return for 1996. During 1996, the Fund's performance benefited from the defensive position of the fixed income portfolio. By maintaining a relatively short average maturity, the Fund's fixed income portfolio was not subject to the volatile swings that affected the broader market.
   At the outset of 1997, fears that strong economic growth and tight labor markets will lead to inflation are haunting the bond market once again. Without an external shock, the U.S. economy may ebb and flow in 1997 much as it did last year. The risks to economic growth, however, appear to be on the upside, especially if foreign economies pick up. Although inflation has been dormant for a number of years, concern remains that wage inflation will produce in price inflation. Consistent with a conservative investment style, the Fund's fixed income portfolio remains defensively positioned with a comparatively short average maturity. The Fund's equity strategy continues to stress income and capital growth potential with a well diversified portfolio of common stocks and convertibles.
   We welcome our new shareholders and would like to thank our existing shareholders for their continued support.
+ THE LEHMAN BROTHERS GOVERNMENT/CORPORATE INDEX IS AN UNMANAGED REINVESTED
  INDEX OF GOVERNMENT AND CORPORATE BONDS WITH REMAINING MATURITIES OF 1 TO 7 YEARS AND RATED SINGLE A OR HIGHER.
                                                                               5

                       EVERGREEN AMERICAN RETIREMENT FUND
(Picture of Liberty statue appears here)
RESULTS TO DATE
PERFORMANCE OF $10,000 INVESTED IN THE
EVERGREEN AMERICAN RETIREMENT FUND
     The graphs below compare a $10,000 investment in the Evergreen American Retirement Fund (Class A, Class B, Class C and Class Y Shares) with a similar investment in the Wilshire 5000 and Lehman Brothers Government/Corporate Bond Indexes ("Indexes").
                              [CHARTS TO FOLLOW.]

CLASS A
1-YEAR TOTAL RETURN=7.1%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION = 15.8%

             $17,000       $15,000       $13,000        $11,000          $9,000
1/3/95*
6/30/95
12/31/95
6/30/96
12/31/96

CLASS B
1-YEAR TOTAL RETURN=6.5%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION = 15.0%

             $17,000       $15,000       $13,000        $11,000          $9,000
1/3/95*
6/30/95
12/31/95
6/30/96
12/31/96


CLASS C
1-YEAR TOTAL RETURN=10.6%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION = 17.8%

             $17,000       $15,000       $13,000        $11,000          $9,000
1/3/95*
6/30/95
12/31/95
6/30/96
12/31/96


CLASS Y
1-YEAR TOTAL RETURN=12.6%
AVERAGE ANNUAL COMPOUND RETURN:
5-YEAR= 11.6%
SINCE INCEPTION=10.8%

             $10,000       $17,500       $25,000        $33,500         $40,000
3/14/88*
12/31/88
12/31/89
12/31/90
12/31/91
12/31/92
12/31/93
12/31/94
12/31/95
12/31/96

EVERGREEN AMERICAN RETIREMENT FUND
WILSHIRE 5000 INDEX
LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX


*Commencement of class operations.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE RESULTS. MUTUAL FUNDS ARE NOT OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK AND ARE NOT FEDERALLY INSURED.
     For the purposes of the graphs and the accompanying tables, it has been assumed that (a) the maximum sales charge of 4.75% was deducted from the initial $10,000 investment in Class A Shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C Shares, assuming full redemption on December 31, 1996; (c) all recurring fees (including investment advisory fees) were deducted; and (d) all dividends and distributions were reinvested.
     The Indexes are unmanaged and include the reinvestment of income, but do not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund.
6

                       EVERGREEN AMERICAN RETIREMENT FUND
(Picture of Liberty        STATEMENT OF INVESTMENTS
 statue appears here)         DECEMBER 31, 1996

  SHARES                                            VALUE
COMMON STOCKS -- 48.8%
             AEROSPACE & DEFENSE -- .0%(A)
     2,800   Newport News Shipbuilding Inc...... $     42,000
             AUTOMOTIVE EQUIPMENT &
             MANUFACTURING -- .3%
    14,700   Federal-Mogul Corp.................      323,400
             BANKS -- 5.7%
    20,000   BancorpSouth, Inc..................      555,000
    20,000   Bank of New York Co., Inc. (The)...      675,000
    16,000   Cape Cod Bank & Trust Co...........      360,000
    15,000   Citizens Bancorp of Maryland.......      930,000
    13,000   Comerica, Inc......................      680,875
       800   First Palm Beach Bancorp, Inc......       18,832
     4,000   First Union Corp. **...............      296,000
     5,000   Fleet Financial Group, Inc.........      249,375
    53,000   Hibernia Corp. Cl. A...............      702,250
    25,000   Liberty Bancorp of Oklahoma........    1,243,750
     2,200   Maryland Federal Bancorp, Inc......       75,688
    16,000   Susquehanna Bancshares, Inc........      554,000
                                                    6,340,770
             BUILDING, CONSTRUCTION &
             FURNISHINGS -- .4%
    13,584   Medusa Corp........................      466,950
             BUSINESS EQUIPMENT &
             SERVICES -- 2.1%
     5,000   AC Nielsen Corp....................       75,625
    15,000   Cognizant Corp.....................      495,000
    15,000   Dun & Bradstreet Corp. (The).......      356,250
       817   Lucent Technologies, Inc...........       37,786
    18,000   Pitney Bowes, Inc..................      981,000
    16,000   Reynolds & Reynolds Co. (The), Cl.
             A..................................      416,000
                                                    2,361,661
             CHEMICAL & AGRICULTURAL
             PRODUCTS -- 2.3%
     2,000   Dow Chemical Co. (The).............      156,750
     8,000   Eastman Chemical Co................      442,000
    11,000   Grace (W.R.) & Co..................      569,250
    14,000   Imperial Chemical Industrial Plc,
             ADR................................      728,000
     4,535   Millennium Chemicals Inc...........       80,496
     5,000   Praxair, Inc.......................      230,625
    15,600   Stepan Co..........................      317,850
                                                    2,524,971
             COMMUNICATION SYSTEMS &
             SERVICES -- .1%
     5,500*..................... AirTouch Communications   138,875
  SHARES                                            VALUE

             CONSUMER PRODUCTS &
             SERVICES -- 1.9%
     3,000   Colgate-Palmolive Co............... $    276,750
    15,875   Imperial Tobacco Group Plc.........      202,406
    11,000   International Flavors &
             Fragrances, Inc....................      495,000
    30,000   Jostens, Inc.......................      633,750
    11,000   Tambrands, Inc.....................      449,625
                                                    2,057,531
             DIVERSIFIED COMPANIES -- 2.2%
    63,500   Hanson Plc, ADR....................      428,625
     5,000   Harris Corp........................      343,125
     2,000   Minnesota Mining & Manufacturing
             Co.................................      165,750
    14,000   Tenneco, Inc.......................      631,750
    50,000   Tomkins Plc, ADR...................      925,000
                                                    2,494,250
             ELECTRICAL EQUIPMENT &
             SERVICES -- 1.5%
    10,000   AMP, Inc...........................      383,750
     1,000   Emerson Electric Co................       96,750
    11,656   Hubbell, Inc.......................      504,122
    16,000   Thomas & Betts Corp................      710,000
                                                    1,694,622
             ENERGY -- 5.3%
     8,000   Amoco Corp.........................      644,000
     4,000   Atlantic Richfield Co..............      530,000
     1,302   El Paso Natural Gas Co.............       65,751
     7,700   Exxon Corp.........................      754,600
     3,000   Kerr-McGee Corp....................      216,000
     5,000   Mobil Corp.........................      611,250
    19,250   Northwest Natural Gas Co...........      462,000
     4,000   PanEnergy Corp.....................      180,000
    10,775   Seitel, Inc........................      431,000
     6,000   Texaco, Inc........................      588,750
     5,928   Union Pacific Resource Group,
             Inc................................      173,394
    30,000   Williams Cos., Inc. (The)..........    1,125,000
     5,000   YPF Sociedad Anonima, ADR..........      126,250
                                                    5,907,995
             FINANCE & INSURANCE -- 3.4%
    35,000   GCR Holdings, Ltd..................      778,750
     8,000   Hartford Steam Boiler Inspection &
             Insurance Co. (The)................      371,000
    10,000   ITT Hartford Group, Inc............      675,000
    20,000   LaSalle Re Holdings, Ltd...........      585,000
    30,000   Ohio Casualty Corp.................    1,065,000

                                                                               7

                       EVERGREEN AMERICAN RETIREMENT FUND
(Picture of Liberty  STATEMENT OF INVESTMENTS -- (CONTINUED)
 statue appears here)            DECEMBER 31, 1996

  SHARES                                            VALUE

COMMON STOCKS -- CONTINUED
             FINANCE & INSURANCE -- CONTINUED

     1,500   Provident Cos., Inc................ $     72,562
     3,000   Transamerica Corp..................      237,000
                                                    3,784,312
             FOOD & BEVERAGE PRODUCTS -- 1.4%
    18,000   H.J. Heinz Co......................      643,500
    50,000   Lance, Inc.........................      900,000
                                                    1,543,500
             HEALTHCARE PRODUCTS &
             SERVICES -- 2.8%
     7,000   Bristol-Myers Squibb Co............      761,250
    14,000   Shared Medical System Corp.........      689,500
     5,000   Warner-Lambert Co..................      375,000
    30,000   West Co., Inc. (The)...............      847,500
     5,333   Zeneca Group Plc, ADR..............      447,972
                                                    3,121,222
             INDUSTRIAL SPECIALTY PRODUCTS &
             SERVICES -- 1.8%
    60,000   BW/IP Holding, Inc.................      990,000
    30,000   Goulds Pumps, Inc..................      688,125
    15,000   Graco, Inc.........................      367,500
                                                    2,045,625
             LEISURE & TOURISM -- .9%
    45,000   Gaylord Entertainment Co. Cl. A....    1,029,375
             METAL PRODUCTS & SERVICES -- .9%
    42,000   Lindberg Corp......................      420,000
     5,000   Phelps Dodge Corp..................      337,500
    10,000   Quanex Corp........................      273,750
                                                    1,031,250
             PAPER & PACKAGING -- .3%
    12,000   Westvaco Corp......................      345,000
             PUBLISHING, BROADCASTING &
             ENTERTAINMENT -- 2.0%
     2,460   Cox Communications, Inc............       56,888
    15,625*  Evergreen Media Corp. Cl. A........      390,625
     8,000   McGraw-Hill Cos., Inc..............      369,000
    30,000   Reader's Digest Assn., Inc.
             (The)..............................    1,207,500
     2,803   Times Mirror Co....................      139,449
                                                    2,163,462
             REAL ESTATE -- .7%
    10,000   Post Property, Inc.................      402,500
    15,000   Prentiss Property Trust............      375,000
                                                      777,500
  SHARES                                            VALUE

             RETAILING & WHOLESALE -- 1.2%
     8,000   J. C. Penney Co., Inc.............. $    390,000
     8,000   Mercantile Stores Co., Inc.........      395,000
    30,000   Russ Berrie & Co., Inc.............      540,000
                                                    1,325,000
             TEXTILE & APPAREL -- 1.1%
     3,800   Garan, Inc.........................       73,625
    23,000   Kellwood Co........................      460,000
    10,000   Oxford Industry, Inc...............      240,000
     6,600   V.F. Corp..........................      445,500
                                                    1,219,125
             TRANSPORTATION -- .6%
     3,191   Burlington Northern Santa Fe.......      275,623
     7,000   Union Pacific Corp.................      420,875
                                                      696,498
             UTILITIES -- ELECTRIC -- 5.9%
    18,200   Commonwealth Energy System.........      427,700
    20,000   Eastern Utilities Assn.............      347,500
    30,000   Enova Corp.........................      682,500
    30,000   Houston Industries, Inc............      678,750
    10,000   Illinova Corp......................      275,000
    37,000   PP&L Resources, Inc................      851,000
    20,000   Public Service Enterprise
             Group, Inc.........................      545,000
    22,000   Southern Co........................      497,750
     4,000   Southwestern Public Svc. Co........      141,500
    10,000   Texas Utilities Co.................      407,500
    55,000   TNP Enterprises, Inc...............    1,505,625
     8,000   Unicom Corp........................      217,000
                                                    6,576,825
             UTILITIES -- GAS -- 2.9%
    15,000   AGL Resource, Inc..................      316,875
    40,500   Chesapeake Utilities Corp..........      683,437
    25,000   CMS Energy Corp. Cl. G.............      459,375
    22,000   South Jersey Industry, Inc.........      536,250
    40,000   Southwest Gas Corp.................      770,000
    20,400   Yankee Energy System, Inc..........      436,050
                                                    3,201,987
             UTILITIES -- TELEPHONE -- 1.1%
     2,521   AT&T Corp..........................      109,664
    35,000   Frontier Corp......................      791,875
    10,000   U.S. West, Inc.....................      322,500
                                                    1,224,039
             TOTAL COMMON STOCKS
               (COST $43,291,432)...............   54,437,745

8

                       EVERGREEN AMERICAN RETIREMENT FUND
(Picture of          STATEMENT OF INVESTMENTS -- (CONTINUED)
 Liberty statue                   DECEMBER 31, 1996
 here)

  SHARES                                            VALUE
PREFERRED STOCKS -- .0%(A)
             HEALTHCARE PRODUCTS &
             SERVICES -- .0%(A)
    11,000*  Fresenius National Med Care, Inc.
             Cl. D (COST $1,608)................ $      1,430
CONVERTIBLE PREFERRED STOCKS -- 10.4%
             BANKS -- .2%
     7,000   ONBANCorp, Inc.
             6.75%, Series B....................      195,125
             BUILDING, CONSTRUCTION &
             FURNISHINGS -- .3%
     7,000   Southdown, Inc.
             $2.875, Series D...................      365,750
             COMMUNICATION SYSTEMS &
             SERVICES -- .7%
    30,000   AirTouch Communications
             6.00%, 8/16/99.....................      817,500
             CONSUMER PRODUCTS &
             SERVICES -- .4%
     5,000   SCI Finance LLC
             $3.125, Series A TECONS............      470,625
             ELECTRICAL EQUIPMENT &
             SERVICES -- .4%
     6,000   Microsoft Corp.
             $2.20, Series A....................      480,750
             ENERGY -- .5%
     5,000   Nuevo Energy Co.
             5.75%, Series A, TECONS............      268,125
     5,000   Valero Energy Corp.
             $3.125.............................      288,750
                                                      556,875
             FINANCE & INSURANCE -- 1.9%
    20,000   American General Corp.
             $3.00, Series A, MIPS..............    1,102,500
    15,000   Merrill Lynch & Co., Inc.
             7.25%, STRYPES due 6/15/99
             (exchangeable for SunAmerica
             common stock)......................      997,500
                                                    2,100,000
             FOOD & BEVERAGE PRODUCTS -- .9%
    20,000   Wendy's Financing, I
             5.00%, TECONS......................    1,040,000
  SHARES                                            VALUE
CONVERTIBLE PREFERRED STOCKS -- CONTINUED
             HEALTHCARE PRODUCTS &
             SERVICES -- .3%
    10,000   FHP International Corp.
             5.00%, Series A.................... $    305,000
             METAL PRODUCTS & SERVICES -- 1.0%
    20,000   Timet Capital Trust I
             6.625%, 144A, BUCS.................    1,085,000
             PAPER & PACKAGING -- 1.2%
    20,000   Crown Cork & Seal Co., Inc.
             4.50%, MIPS........................    1,040,000
    10,000   James River Corp. Virginia
             9.00%, Series P, DECS..............      315,000
                                                    1,355,000
             PUBLISHING, BROADCASTING &
             ENTERTAINMENT -- 1.7%
    15,000   AMC Entertainment, Inc.
             $1.75..............................      405,000
    10,300   Granite Broadcasting Corp.
             $1.938.............................      581,950
    20,000   Merrill Lynch & Co., Inc.
             6.00%, STRYPES due 6/15/99
             (exchangeable for Cox
             Communications Class A
             Common Stock)......................      445,000
    10,000   TCI Communications, Inc.
             $2.125, Series A...................      388,750
     1,197   Times Mirror Co.
             $1.374, Series B...................       33,366
                                                    1,854,066
             TEXTILE & APPAREL -- .2%
     5,000   Designer Financial Trust
             6.00%, 12/30/16 TOPRS..............      231,250
             UTILITIES -- .7%
    10,000   MCN Corp., PRIDES
             8.75%..............................      276,250
     5,000   Philippine Long Distance Telephone
             Co., GDS
             7.00%, Series III..................      255,000
     5,000   Sprint Corp.
             8.25%, DECS........................      179,375
                                                      710,625
             TOTAL CONVERTIBLE PREFERRED STOCKS
               (COST $10,500,382)...............   11,567,566

                       EVERGREEN AMERICAN RETIREMENT FUND
(Picture of Liberty  STATEMENT OF INVESTMENTS -- (CONTINUED)
 statue appears here)         DECEMBER 31, 1996

PRINCIPAL
  AMOUNT                                            VALUE
CONVERTIBLE DEBENTURES -- 6.1%
             ENERGY -- .5%
$  500,000   Swift Energy Co.
             6.25%, 11/15/06.................... $    540,000
             ELECTRICAL EQUIPMENT &
             SERVICES -- .2%
   250,000   Platinum Technology, Inc.
             6.75%, 11/15/10....................      299,375
             FINANCE & INSURANCE -- .3%
   100,000   Equitable Cos., Inc. (The)
             6.125%, 12/15/24...................      114,125
   200,000   Trenwick Group, Inc.
             6.00%, 12/15/99....................      211,000
                                                      325,125
             HEALTHCARE PRODUCTS &
             SERVICES -- .9%
 1,000,000   Physicians Resource Group,
             Inc., 144A
             6.00%, 12/1/01.....................      986,300
             INDUSTRIAL SPECIALTY PRODUCTS &
             SERVICES -- 1.1%
   500,000   Central Garden & Pet Co., 144A
             6.30%, 11/15/03....................      502,500
   600,000   Robbins & Myers, Inc.
             6.50%, 9/1/03......................      675,000
                                                    1,177,500
             OIL FIELD SERVICES -- 2.6%
   500,000   Key Energy Group, Inc., 144A
             7.00%, 7/1/03......................      637,500
 1,000,000   Nabors Industry, Inc.
             5.00%, 5/15/06.....................    1,235,000
 1,000,000   Offshore Logistics, Inc., 144A
             6.00%, 12/15/03....................    1,052,500
                                                    2,925,000
             PUBLISHING, BROADCASTING &
             ENTERTAINMENT -- .4%
 1,000,000   Jacor Communications, Inc.
             Zero coupon, 6/12/11...............      445,000
             UTILITIES -- GAS -- .1%
   100,000   Enserch Corp.
             6.375%, 4/1/02.....................       99,000
             TOTAL CONVERTIBLE DEBENTURES
               (COST $6,206,640)................    6,797,300
CORPORATE BONDS -- 4.0%
             BANKS -- .9%
 1,000,000   NationsBank Corp.
             6.50%, 8/15/03.....................      982,058
PRINCIPAL
  AMOUNT                                            VALUE
CORPORATE BONDS -- CONTINUED
             CONSUMER PRODUCTS &
             SERVICES -- .4%
$  500,000   Pepsico, Inc.
             6.875%, 5/15/97.................... $    502,304
             FINANCE & INSURANCE -- 1.8%
 1,000,000   American General Finance Corp.
             7.125%, 12/1/99....................    1,020,112
 1,000,000   Ford Motor Credit Co.
             5.625%, 12/15/98...................      989,445
                                                    2,009,557
             TELECOMMUNICATION SERVICES &
             EQUIPMENT -- .9%
 1,000,000   GTE Southwest, Inc.
             5.82%, 12/1/99.....................      986,681
             TOTAL CORPORATE BONDS
               (COST $4,501,740)................    4,480,600
U.S. GOVERNMENT & AGENCY
OBLIGATIONS -- 22.6%
             FEDERAL AGRICULTURAL MORTGAGE CORP.
             MEDIUM-TERM NOTE -- .7%
   700,000   7.03%, 5/26/98.....................      711,047
             FEDERAL HOME LOAN BANK -- 12.5%
 2,000,000   5.65%, 12/29/00....................    1,954,374
 2,000,000   6.13%, 12/14/98....................    1,996,875
 1,000,000   6.195%, 2/5/03.....................      972,500
 2,000,000   6.455%, 7/8/98.....................    2,007,812
 1,000,000   7.29%, 10/18/01....................    1,002,344
 3,000,000   7.67%, 1/25/07.....................    2,988,750
 3,000,000   8.00%, 1/10/12.....................    2,986,875
                                                   13,909,530
             FEDERAL HOME LOAN
             MORTGAGE CORP. -- 3.6%
 1,000,000   6.773%, 1/7/02.....................      999,063
 1,000,000   6.91%, 6/20/05.....................      988,747
 2,000,000   7.585%, 9/19/06....................    2,042,602
                                                    4,030,412
             FEDERAL NATIONAL
             MORTGAGE ASSN. -- 3.5%
 1,000,000   6.25%, 8/12/03.....................      971,986
 1,000,000   6.41%, 3/8/06......................      981,471
 2,000,000   6.68%, 12/28/01....................    1,995,625
                                                    3,949,082
             STUDENT LOAN MARKETING
             ASSN. -- .9%
 1,000,000   5.90%, 2/20/01.....................      980,978

10

                       EVERGREEN AMERICAN RETIREMENT FUND
(Picture of Liberty  STATEMENT OF INVESTMENTS -- (CONTINUED)
 statue appears here)          DECEMBER 31, 1996

PRINCIPAL
  AMOUNT                                            VALUE

U.S. GOVERNMENT & AGENCY
OBLIGATIONS -- CONTINUED

             U.S. TREASURY BONDS -- 1.4%
$1,500,000   7.125%, 2/15/23.................... $  1,565,625
             TOTAL U.S. GOVERNMENT & AGENCY
               OBLIGATIONS
               (COST $25,196,094)...............   25,146,674
SHORT-TERM INVESTMENTS -- 13.2%
   600,000   A.H. Robins Co., Inc.
             5.55%, 2/6/97......................      596,670
 1,400,000   American Home Food Products, Inc.
             5.47%, 1/17/97.....................    1,396,597
 1,300,000   Eiger Capital Corp.
             5.50%, 1/16/97.....................    1,297,021
             Federal Home Loan Mortgage Discount
             Notes
   800,000   5.29%, 1/23/97.....................      797,414
 1,400,000   5.39%, 1/30/97.....................    1,393,921
 3,000,000   Federal National Mortgage
             Association Discount Notes
             5.28%, 2/3/97......................    2,985,480
   300,000   Fleet Funding Corp.
             5.60%, 2/4/97......................      298,413
 1,000,000   Gold Crown Managers Acceptance
             5.65%, 1/22/97.....................      996,704
   300,000   Golden Managers Acceptance Corp.
             5.45%, 1/8/97......................      299,682
   400,000   Great Lakes Chemical Corp.
             5.65%, 2/7/97......................      397,677
   300,000   Mitsubishi International Corp.
             5.55%, 1/9/97......................      299,630
 1,300,000   Montana Blanc Capital Corp.
             5.45%, 1/13/97.....................    1,297,639
 1,800,000   Riverwoods Funding Corp.
             5.60%, 1/6/97......................    1,798,600
PRINCIPAL
  AMOUNT                                            VALUE
SHORT-TERM INVESTMENTS -- CONTINUED
$  400,000   Swiss Re Financial Products Corp.
             5.40%, 1/16/97..................... $    399,100
   500,000   Three Rivers Funding Corp.
             5.72%, 1/21/97.....................      498,411
             TOTAL SHORT-TERM INVESTMENTS
               (COST $14,752,959)...............   14,752,959
             TOTAL INVESTMENTS --
               (COST $104,450,855)...... 105.1 %  117,184,274
             OTHER ASSETS AND
               LIABILITIES -- NET....... (5.1  )   (5,716,655)
             NET ASSETS................. 100.0 % $111,467,619

 * Non-income producing securities.
** At December 31, 1996 the Fund owned 4,000 shares of common stock of First
   Union Corp. at a cost of $106,108. During the year ended December 31, 1996, the Fund earned $8,800 in dividend income from this investment. These were purchased by the Fund prior to the acquisition of the investment adviser and Lieber & Company by First Union.
(a)  Less than one tenth of one percent.
    The following abbreviations are used in this portfolio:
    ADR -- American Depositary Receipts
    BUCS -- Beneficial Unsecured Convertible Securities
    DECS -- Dividend Enhanced Convertible Stock
    GDS -- Global Depositary Shares
    MIPS -- Monthly Income Preferred Shares
    PRIDES -- Provisionally Redeemable Income Debt   Exchangeable for Stock
    STRYPES -- Structured Yield Product Exchangeable for   Stock
    TECONS -- Term Convertible Shares
    TOPRS -- Trust Originated Preferred Shares
    Rule 144A securities are restricted as to resale to
     qualified institutional investors
See accompanying notes to financial statements.
                                                                              11

                       EVERGREEN AMERICAN RETIREMENT FUND
(Picture of Liberty    STATEMENT OF ASSETS AND LIABILITIES
 statue appears here)           DECEMBER 31, 1996

ASSETS:
   Investments at value (identified cost $104,450,855)...........................................................  $117,184,274
   Cash..........................................................................................................       108,548
   Receivable for Fund shares sold...............................................................................       874,947
   Dividends and interest receivable.............................................................................       548,921
   Prepaid expenses..............................................................................................        46,255
         Total assets............................................................................................   118,762,945
LIABILITIES:
   Payable for investments purchased.............................................................................     7,093,582
   Distribution fee payable......................................................................................        72,867
   Accrued advisory fee..........................................................................................        67,586
   Payable for Fund shares repurchased...........................................................................        30,182
   Accrued expenses..............................................................................................        31,109
         Total liabilities.......................................................................................     7,295,326
NET ASSETS.......................................................................................................  $111,467,619
NET ASSETS CONSIST OF:
   Paid-in capital...............................................................................................  $ 98,741,015
   Undistributed net investment income...........................................................................        28,913
   Distributions in excess of net realized gain on investment transactions.......................................       (35,728)
   Net unrealized appreciation of investments....................................................................    12,733,419
         Net assets..............................................................................................  $111,467,619
CALCULATION OF NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares ($11,115,760 (division sign) 801,904 shares of benefical interest outstanding).................        $13.86
   Sales charge -- 4.75% of offering price.......................................................................           .69
         Maximum offering price..................................................................................        $14.55
   Class B Shares ($57,622,320 (division sign) 4,176,659 shares of beneficial interest outstanding)..............        $13.80
   Class C Shares ($1,486,871 (division sign) 107,549 shares of beneficial interest outstanding).................        $13.83
   Class Y Shares ($41,242,668 (division sign) 2,974,648 shares of beneficial interest outstanding)..............        $13.86

See accompanying notes to financial statements.
12

                       EVERGREEN AMERICAN RETIREMENT FUND
(Picture of Liberty          STATEMENT OF OPERATIONS
 statue appears here)      YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME:
   Dividends (net of foreign withholding taxes of $17,809).........................................               $1,791,668
   Interest........................................................................................                1,705,527
         Total investment income...................................................................                3,497,195
EXPENSES:
   Advisory fee....................................................................................  $  549,949
   Distribution fee-Class A Shares.................................................................      14,426
   Distribution fee-Class B Shares.................................................................     199,829
   Shareholder services fee-Class B Shares.........................................................      66,610
   Distribution fee-Class C Shares.................................................................       5,713
   Shareholder services fee-Class C Shares.........................................................       1,904
   Transfer agent fee..............................................................................      73,721
   Custodian fee...................................................................................      71,900
   Registration and filing fees....................................................................      50,750
   Professional fees...............................................................................      18,371
   Reports and notices to shareholders.............................................................      16,745
   Trustees' fees and expenses.....................................................................       5,335
   Insurance.......................................................................................       1,850
   Miscellaneous...................................................................................      12,965
         Total expenses............................................................................   1,090,068
   Less: Fee waivers and expense reimbursements....................................................     (28,241)
         Net expenses..............................................................................                1,061,827
Net investment income..............................................................................                2,435,368
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investment transactions....................................................                  537,906
   Net increase in unrealized appreciation of investments..........................................                6,223,491
Net gain on investments............................................................................                6,761,397
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...............................................               $9,196,765

See accompanying notes to financial statements.
                                                                              13

                       EVERGREEN AMERICAN RETIREMENT FUND
(Picture of Liberty    STATEMENT OF CHANGES IN NET ASSETS
 statue appears here)

                                                                                                         YEAR ENDED
                                                                                                        DECEMBER 31,
                                                                                                     1996          1995
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income.......................................................................  $  2,435,368   $ 1,556,941
   Net realized gain on investment transactions................................................       537,906       460,019
   Net increase in unrealized appreciation of investments......................................     6,223,491     6,860,189
      Net increase in net assets resulting from operations.....................................     9,196,765     8,877,149
DISTRIBUTIONS TO SHAREHOLDERS:
   FROM NET INVESTMENT INCOME:
   Class A Shares..............................................................................      (214,502)      (15,368)
   Class B Shares..............................................................................      (839,295)      (56,118)
   Class C Shares..............................................................................       (22,543)         (987)
   Class Y Shares..............................................................................    (1,330,115)   (1,498,372)
      Total distributions from net investment income...........................................    (2,406,455)   (1,570,845)
   IN EXCESS OF NET INVESTMENT INCOME:
   Class A Shares..............................................................................            --           (12)
   Class B Shares..............................................................................            --           (44)
   Class C Shares..............................................................................            --            (1)
   Class Y Shares..............................................................................            --        (1,166)
      Total distributions in excess of net investment income...................................            --        (1,223)
   FROM NET REALIZED GAIN ON INVESTMENTS:
   Class A Shares..............................................................................       (61,826)           --
   Class B Shares..............................................................................      (302,689)           --
   Class C Shares..............................................................................        (7,483)           --
   Class Y Shares..............................................................................      (321,583)           --
      Total distributions from net realized gain on investments................................      (693,581)           --
   IN EXCESS OF NET REALIZED GAIN ON INVESTMENTS:
   Class A Shares..............................................................................        (3,185)           --
   Class B Shares..............................................................................       (15,592)           --
   Class C Shares..............................................................................          (385)           --
   Class Y Shares..............................................................................       (16,566)           --
      Total distributions in excess of net realized gain on investments........................       (35,728)           --
         Total distributions to shareholders...................................................    (3,135,764)   (1,572,068)
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold...................................................................    66,932,304     9,254,552
   Proceeds from reinvestment of distributions.................................................     2,790,578     1,339,655
   Payment for shares redeemed.................................................................    (9,928,020)   (9,463,471)
      Net increase resulting from Fund share transactions......................................    59,794,862     1,130,736
         Net increase in net assets............................................................    65,855,863     8,435,817
NET ASSETS:
   Beginning of year...........................................................................    45,611,756    37,175,939
   End of year (including undistributed net investment income of $28,913 at December 31,
     1996).....................................................................................  $111,467,619   $45,611,756

See accompanying notes to financial statements.
14

                     EVERGREEN AMERICAN RETIREMENT FUND --
                            CLASS A, B AND C SHARES
(Picture of Liberty           FINANCIAL HIGHLIGHTS
 appears here)

                                                                 CLASS A                     CLASS B              CLASS C
                                                                       JANUARY 3,                  JANUARY 3,
                                                            YEAR         1995*          YEAR         1995*          YEAR
                                                           ENDED        THROUGH        ENDED        THROUGH        ENDED
                                                        DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                            1996          1995          1996          1995          1996
PER SHARE DATA:
Net asset value, beginning of period...................     $12.82       $10.65         $12.80       $10.65        $12.81
Income from investment operations:
 Net investment income.................................        .45          .41            .36          .35           .36
 Net realized and unrealized gain on investments.......       1.12         2.22           1.09         2.20          1.11
   Total from investment operations....................       1.57         2.63           1.45         2.55          1.47
Less distributions to shareholders from:
 Net investment income.................................       (.42)        (.46)          (.34)        (.40)         (.34)
 Net realized gain on investments......................       (.11)          --           (.11)          --          (.11)
   Total distributions.................................       (.53)        (.46)          (.45)        (.40)         (.45)
Net asset value, end of period.........................     $13.86       $12.82         $13.80       $12.80        $13.83
TOTAL RETURN**.........................................      12.5%        24.9%          11.5%        24.1%         11.6%
RATIOS & SUPPLEMENTAL DATA:
 Net assets, end of period (000's omitted).............   $ 11,116       $1,335       $ 57,622       $4,839        $1,487
Ratios to average net assets:
 Expenses #............................................      1.30%        1.37%+         2.06%        2.12%+        2.05%
 Net investment income #...............................      3.53%        3.73%+         2.79%        2.97%+        2.80%
Portfolio turnover rate................................        16%          49%            16%          49%           16%
Average commission rate paid per share.................     $.0619          N/A         $.0619          N/A        $.0619

                                                          JANUARY 3,
                                                            1995*
                                                           THROUGH
                                                         DECEMBER 31,
                                                             1995
PER SHARE DATA:
Net asset value, beginning of period...................     $10.65
Income from investment operations:
 Net investment income.................................        .36
 Net realized and unrealized gain on investments.......       2.19
   Total from investment operations....................       2.55
Less distributions to shareholders from:
 Net investment income.................................       (.39)
 Net realized gain on investments......................         --
   Total distributions.................................       (.39)
Net asset value, end of period.........................     $12.81
TOTAL RETURN**.........................................      24.0%
RATIOS & SUPPLEMENTAL DATA:
 Net assets, end of period (000's omitted).............       $110
Ratios to average net assets:
 Expenses #............................................      2.10%+
 Net investment income #...............................      2.96%+
Portfolio turnover rate................................        49%
Average commission rate paid per share.................        N/A

*   Commencement of class operations.
** Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
+   Annualized.
# Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of operating expenses and net investment income (loss) to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                        CLASS A                         CLASS B                 CLASS C
                                                               JANUARY 3,                      JANUARY 3,
                                                  YEAR           1995*            YEAR           1995*            YEAR
                                                 ENDED          THROUGH          ENDED          THROUGH          ENDED
                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                  1996            1995            1996            1995            1996
Expenses...................................       1.33%          10.96%           2.09%           4.20%           2.08%
Net investment income (loss)...............       3.50%          (5.86%)          2.76%            .89%           2.77%

                                              JANUARY 3,
                                                1995*
                                               THROUGH
                                             DECEMBER 31,
                                                 1995
Expenses...................................     103.52%
Net investment income (loss)...............     (98.46%)

See accompanying notes to financial statements.
                                                                              15

                     EVERGREEN AMERICAN RETIREMENT FUND --
                                 CLASS Y SHARES
(Picture of Liberty FINANCIAL HIGHLIGHTS -- (CONTINUED) statue appears here)

                                                                                                  YEAR ENDED DECEMBER 31,
                                                                                              1996     1995     1994     1993
PER SHARE DATA:
Net asset value, beginning of year..........................................................  $12.83   $10.67   $11.60   $10.95
Income (loss) from investment operations:
 Net investment income......................................................................     .48      .47      .60      .56
 Net realized and unrealized gain (loss) on investments.....................................    1.10     2.16     (.93)     .96
   Total from investment operations.........................................................    1.58     2.63     (.33)    1.52
Less distributions to shareholders from:
 Net investment income......................................................................    (.44)    (.47)    (.60)    (.60)
 Net realized gain on investments...........................................................    (.11)      --       --     (.24)
 In excess of net realized gain on investments..............................................      --       --       --     (.03)
   Total distributions......................................................................    (.55)    (.47)    (.60)    (.87)
Net asset value, end of year................................................................  $13.86   $12.83   $10.67   $11.60
TOTAL RETURN*...............................................................................   12.6%    25.1%    (2.9%)   14.1%
RATIOS & SUPPLEMENTAL DATA:
 Net assets, end of year (000's omitted).................................................... $41,243  $39,327  $37,176  $37,336
Ratios to average net assets:
 Expenses...................................................................................   1.05%#   1.26%    1.28%    1.36%
 Net investment income......................................................................   3.65%#   3.96%    5.40%    5.13%
Portfolio turnover rate.....................................................................     16%      49%     136%      92%
Average commission rate paid per share......................................................  $.0619      N/A      N/A      N/A

                                                                                               1992
PER SHARE DATA:
Net asset value, beginning of year..........................................................   $10.52
Income (loss) from investment operations:
 Net investment income......................................................................      .66
 Net realized and unrealized gain (loss) on investments.....................................      .55
   Total from investment operations.........................................................     1.21
Less distributions to shareholders from:
 Net investment income......................................................................     (.61)
 Net realized gain on investments...........................................................     (.17)
 In excess of net realized gain on investments..............................................       --
   Total distributions......................................................................     (.78)
Net asset value, end of year................................................................   $10.95
TOTAL RETURN*...............................................................................    11.8%
RATIOS & SUPPLEMENTAL DATA:
 Net assets, end of year (000's omitted)....................................................  $23,781
Ratios to average net assets:
 Expenses...................................................................................    1.51%#
 Net investment income......................................................................    6.23%#
Portfolio turnover rate.....................................................................     151%
Average commission rate paid per share......................................................      N/A

* Total return is calculated on net asset value per share for the periods indicated and is not annualized.
# Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of operating expenses and net investment income to average net assets would have been the following:

                                                                                         YEAR                  YEAR
                                                                                         ENDED                 ENDED
                                                                                   DECEMBER 31, 1996     DECEMBER 31, 1992
Expenses........................................................................         1.09%                 1.59%
Net investment income...........................................................         3.61%                 6.15%

See accompanying notes to financial statements.
16

                            EVERGREEN BALANCED FUND
(Picture of certificates appear here)
A REPORT FROM YOUR
PORTFOLIO MANAGER
DEAN HAWES
   We are pleased to present the 1996 Annual Report for   (Picture of Dean Hawes
Evergreen Balanced Fund. The Fund completed its second             appears here)
consecutive year of double-digit performance, with a total
return (Class Y, no-load shares) of 11.7%* for the 12 months ended December 31, 1996, as compared with the return for the
S&P 500 Reinvested Index** of 23.0%, and for the Lehman
Brothers Government/Corporate Index*** of 2.9%. The total
return at net asset value for the Fund's Class A shares was
11.4%*. (Please see page 19 for additional performance
information.)
   Toward the end of 1995, we began to shift the Fund from an allocation of approximately 60% stocks and 40% bonds to a more conservative position with a decreased stock exposure and an increased bond exposure. The Fund slightly underperformed the benchmark Balanced Composite Index+ in 1996 due primarily to the fact that it remained modestly underweighted in equities versus the benchmark. Our strategy was to be positioned to take advantage of any stock market gains while also somewhat reducing our risk exposure.
   In 1996, our largest sector weighting was in financials. We believe benign inflation and ongoing industry consolidation will continue to favor financial stocks. Due to the strong outlook in this area, we anticipate remaining overweighted. We remained underweighted in utilities, although we did modestly increase that position throughout the latter half of the year. We began the year slightly underweighted in technology, but modestly increased our exposure as the year progressed with names such as Intel Corp., Cisco Systems Inc., and Compaq Computer Corp. A very positive secular story remains intact for the technology sector as global competition and the quest for productivity gains are a favorable backdrop for the industry. Stock selection will be paramount, but we do look to be at least market weighted. Energy demand going into the year 2000 is shifting upward versus the past three to five years. This industry is restructuring, and the cost of finding oil is declining as seismic technology improves. Fundamental prospects remain favorable, and we don't feel current prices reflect the rise in crude prices during the past year. With names such as Texaco, Inc., Mobil Corp. and Unocal Corp., we feel that we are positioned to benefit from the positive fundamentals within the energy sector. Within the consumer non-durable sector where we remain underweighted; healthcare is our FIGURES REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS.
  * PERFORMANCE FIGURES INCLUDE REINVESTMENT OF INCOME DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS.
    INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
    CLASS A SHARES ARE SUBJECT TO A MAXIMUM 4.75% FRONT-END SALES CHARGE, WHICH IS NOT REFLECTED IN THE PERFORMANCE FIGURES ABOVE, AND IF REFLECTED, PERFORMANCE WOULD BE LOWER. THE FUND ALSO OFFERS CLASS B SHARES WHICH ARE SUBJECT TO A MAXIMUM 5% CONTINGENT DEFERRED SALES CHARGE, AND CLASS C SHARES WHICH ARE SUBJECT TO A 1% CONTINGENT DEFERRED SALES CHARGE WITHIN THE FIRST YEAR OF PURCHASE. PERFORMANCE FOR THESE CLASSES OF SHARES MAY BE DIFFERENT.
 ** THE S&P 500 IS AN UNMANAGED INDEX OF COMMON STOCKS IN INDUSTRY,
    TRANSPORTATION, FINANCE, AND PUBLIC UTILITIES, DENOTING GENERAL MARKET PERFORMANCE AS MONITORED BY STANDARD & POOR'S CORP.
*** THE LEHMAN BROTHERS GOVERNMENT/CORPORATE INDEX IS AN UNMANAGED REINVESTED
    INDEX OF GOVERNMENT AND CORPORATE BONDS WITH REMAINING MATURITIES OF 1 TO 7 YEARS AND RATED SINGLE A OR HIGHER.
  + THE BALANCED COMPOSITE INDEX IS A PROPRIETARY INDEX CONSISTING OF A 55%
    WEIGHTING IN THE S&P 500, 40% IN THE LEHMAN BROTHERS GOVERNMENT/CORPORATE INDEX, AND 5% IN 91-DAY U.S. TREASURY BILLS.
    AN INVESTMENT CAN NOT BE MADE IN AN INDEX.
                                                                              17

                            EVERGREEN BALANCED FUND
(Picture of certificates appear here)
A REPORT FROM YOUR
PORTFOLIO MANAGER -- (CONTINUED)
area of preference. Longer-term demographic trends are favorable and shorter-term earnings visibility is good. Thus, we have added Lincare Holdings, Inc., the second largest provider of home respiratory services in the nation.
   Looking to 1997, we expect a year of moderation. Stocks completed two outstanding years of returns and we anticipate them to take a breather. We anticipate the bond market to continue its second-half recovery and provide modest returns as well. Our current asset allocation of approximately 54% stocks, 42% bonds and 4% cash and short-term investments should, we believe, position the Fund well for the coming year. We view bonds as a good value and our fixed income segment has a duration slightly longer than its benchmark. Any rise in interest rates would be viewed as an opportunity to extend maturity. On the equity side, we would view any correction during the year as an opportunity to increase our equity holdings. We feel that our current asset allocation will allow the Fund to take advantage of any upswing in the financial markets while simultaneously helping to minimize our risk should the markets retreat.
   Thank you for your investment in Evergreen Balanced Fund.
18

                            EVERGREEN BALANCED FUND
(Picture of certificates appear here)
RESULTS TO DATE
PERFORMANCE OF $10,000 INVESTED IN THE
EVERGREEN BALANCED FUND
     The graphs below compare a $10,000 investment in the Evergreen Balanced Fund (Class A, Class B, Class C and Class Y Shares) with a similar investment in the S&P 500 and Lehman Brothers Government/Corporate Bond Indexes ("Indexes").
                              [CHARTS TO FOLLOW.]

CLASS A
1-YEAR TOTAL RETURN = 6.1%
AVERAGE ANNUAL COMPOUND RETURN
SINCE INCEPTION = 10.9%

             $8,000       $12,000       $16,000        $20,000        $24,000
6/10/91*
12/31/92
12/31/93
12/31/94
12/31/95
12/31/96

CLASS B
1-YEAR TOTAL RETURN = 5.7%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION = 9.6%

             $10,000     $12,000    $14,000     $16,000      $18,000    $20,000
1/26/93*
12/31/93
12/31/94
12/31/95
12/31/96

CLASS C
1-YEAR TOTAL RETURN = 9.3%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION = 13.1%

             $9,000       $11,000       $13,000        $15,000         $17,000
9/2/94*
12/31/94
12/31/95
12/31/96

CLASS Y
1-YEAR TOTAL RETURN = 11.7%
AVERAGE ANNUAL COMPOUND RETURN:
5-YEAR = 10.7%
SINCE INCEPTION = 11.6%

             $10,000       $14,000       $18,000        $22,000        $26,000
4/1/91*
12/31/91
12/31/92
12/31/93
12/31/94
12/31/95
12/31/96

EVERGREEN BALANCED FUND
S&P 500 INDEX
LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX

*Commencement of class operations.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE RESULTS. MUTUAL FUNDS ARE NOT OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK AND ARE NOT FEDERALLY INSURED.
     For the purposes of the graphs and the accompanying tables, it has been assumed that (a) the maximum sales charge of 4.75% was deducted from the initial $10,000 investment in Class A Shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C Shares, assuming full redemption on December 31, 1996; (c) all recurring fees (including investment advisory fees) were deducted; and (d) all dividends and distributions were reinvested.
     The Indexes are unmanaged and include the reinvestment of income, but do not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund.
                                                                              19

                            EVERGREEN BALANCED FUND
(Picture of certificates    STATEMENT OF INVESTMENTS
 appears here)                  DECEMBER 31, 1996

  SHARES                                            VALUE
COMMON STOCKS -- 53.8%
              AEROSPACE & DEFENSE -- .3%
     40,000   AlliedSignal Inc.................. $  2,680,000
              BANKS -- 5.9%
    140,000   Banc One Corp.....................    6,020,000
    100,000   BankAmerica Corp..................    9,975,000
     36,800   Bank of Boston Corp...............    2,364,400
    190,000   CoreStates Financial Corp.........    9,856,250
    125,000   First Chicago NBD Corp............    6,718,750
    180,000   National City Corp................    8,077,500
    120,000   NationsBank Corp..................   11,730,000
                                                   54,741,900
              BUILDING, CONSTRUCTION &
              FURNISHINGS -- .4%
    100,000   Masco Corp........................    3,600,000
              BUSINESS EQUIPMENT &
              SERVICES -- 1.8%
    310,000   *Cabletron Sys., Inc..............   10,307,500
    100,000   *Cisco Systems, Inc...............    6,362,500
                                                   16,670,000
              CHEMICAL & AGRICULTURAL
              PRODUCTS -- 1.8%
    130,000   Dow Chemical Co. (The)............   10,188,750
     75,000   Du Pont (E.I.) de Nemours.........    7,078,125
                                                   17,266,875
              CONSUMER PRODUCTS &
              SERVICES -- 4.0%
    210,000   American Brands, Inc..............   10,421,250
     80,000   Eastman Kodak Co..................    6,420,000
    115,000   General Motors Corp...............    6,411,250
    125,000   Philip Morris Cos., Inc...........   14,078,125
                                                   37,330,625
              DIVERSIFIED COMPANIES -- 3.0%
    150,000   General Electric Co...............   14,831,250
    140,000   Textron Inc.......................   13,195,000
                                                   28,026,250
              ELECTRICAL EQUIPMENT &
              SERVICES -- 1.5%
    150,000   Emerson Electric Co...............   14,512,500
              ENERGY -- 7.0%
     50,000   Atlantic Richfield Co.............    6,625,000
    150,000   Chevron Corp......................    9,750,000
    145,000   Exxon Corp........................   14,210,000
     55,000   Mobil Corp........................    6,723,750
    125,000   Sonat, Inc........................    6,437,500
  SHARES                                            VALUE

               ENERGY -- CONTINUED

    140,000   Texaco, Inc....................... $ 13,737,500
    200,000   Unocal Corp.......................    8,125,000
                                                   65,608,750
              FINANCE & INSURANCE -- 2.2%
    110,000   Allstate Corp. (The)..............    6,366,250
    200,000   Providian Corp....................   10,275,000
     50,900   UNUM Corp.........................    3,677,525
                                                   20,318,775
              FOOD & BEVERAGE PRODUCTS -- 1.9%
    110,350   American Stores Co................    4,510,556
    250,400   McCormick & Co., Inc..............    5,900,050
    200,000   Sara Lee Corp.....................    7,450,000
                                                   17,860,606
              HEALTHCARE PRODUCTS &
              SERVICES -- 4.6%
    110,000   Bristol-Myers Squibb Co...........   11,962,500
    225,000   *Lincare Holdings, Inc............    9,225,000
    150,000   Mallinckrodt, Inc.................    6,618,750
    165,000   Schering-Plough Corp..............   10,683,750
    200,000   *Tenet Healthcare Corp............    4,375,000
                                                   42,865,000
              INDUSTRIAL SPECIALTY PRODUCTS &
              SERVICES -- 1.3%
    250,000   Weyerhaeuser Co...................   11,843,750
              INFORMATION SERVICES &
              TECHNOLOGY -- 3.1%
     80,000   *Compaq Computer Corp.............    5,940,000
    200,000   Hewlett-Packard Co................   10,050,000
     98,600   Intel Corp........................   12,910,437
                                                   28,900,437
              METAL PRODUCTS & SERVICES -- .5%
     70,000   Phelps Dodge Corp.................    4,725,000
              OFFICE EQUIPMENT &
              SUPPLIES -- 1.1%
    180,000   Pitney Bowes, Inc.................    9,810,000
              OIL -- 1.0%
    150,000   Ashland Inc.......................    6,581,250
    100,000   Ultramar Diamond Shamrock Corp....    3,162,500
                                                    9,743,750
              PAPER & PACKAGING -- 1.0%
    230,000   International Paper Co............    9,286,250

20

                             EVERGREEN BALANCED FUND
(Picture of certificates  STATEMENT OF INVESTMENTS -- (CONTINUED)
 appear here)                     DECEMBER 31, 1996

  SHARES                                            VALUE
COMMON STOCKS -- CONTINUED
              REAL ESTATE -- 1.2%
    280,000   Healthcare Realty Trust, Inc...... $  7,420,000
    100,500   Highwoods Properties, Inc.........    3,391,875
                                                   10,811,875
              RETAILING & WHOLESALE -- 1.9%
    100,000   Dayton Hudson Corp................    3,925,000
    100,000   Dillard Department Stores, Inc.
              Cl. A.............................    3,087,500
    125,000   May Department Stores Co..........    5,843,750
    100,000   Sears, Roebuck & Co...............    4,612,500
                                                   17,468,750
              TRANSPORTATION -- 2.2%
    114,822   Conrail, Inc......................   11,439,142
    100,000   Norfolk Southern Corp.............    8,750,000
                                                   20,189,142
              UTILITIES -- 6.1%
    148,000   Bell Atlantic Corp................    9,583,000
    268,200   Carolina Power & Light Co.........    9,789,300
     75,000   CMS Energy Corp...................    2,521,875
    150,000   GPU, Inc..........................    5,043,750
    260,000   GTE Corp..........................   11,830,000
    160,000   SBC Communications, Inc...........    8,280,000
    450,000   Southern Co.......................   10,181,250
                                                   57,229,175
                TOTAL COMMON STOCKS
                   (COST $343,650,709)..........  501,489,410
 PRINCIPAL
  AMOUNT
CORPORATE BONDS -- 11.6%
              BANKS -- 2.0%
$ 3,000,000   Boatmen's Bancshares, Inc.
              6.75%, 3/15/03....................    2,987,319
  5,000,000   First Chicago Corp.
              9.875%, 8/15/00...................    5,531,845
 10,000,000   NationsBank Corp.
              7.625%, 4/15/05...................   10,362,800
                                                   18,881,964
              CHEMICAL & AGRICULTURAL
              PRODUCTS -- .6%
  5,000,000   Dow Chemical Co.
              8.625%, 4/1/06....................    5,573,985
              CONSUMER PRODUCTS &
              SERVICES -- .5%
  5,000,000   Philip Morris Cos., Inc.
              8.65%, 5/15/98....................    5,162,680
 PRINCIPAL
  AMOUNT                                            VALUE
CORPORATE BONDS -- CONTINUED
              ENERGY -- 1.0%
$ 4,000,000   Atlantic Richfield Co.
              9.00%, 4/1/21..................... $  4,747,448
  4,400,000   Texaco, Inc.
              7.90%, 2/13/97....................    4,411,207
                                                    9,158,655
              FINANCE & INSURANCE -- 2.3%
     26,072   CIT Group Holdings, Inc.
              4.70%, 6/15/18....................       26,037
  5,500,000   Dean Witter, Discover & Co.
              6.75%, 10/15/13...................    5,137,522
  5,500,000   General Electric Capital Corp.
              8.75%, 3/14/03....................    6,062,694
  5,000,000   Merrill Lynch, Pierce, Fenner &
              Smith, Inc.
              7.00%, 4/27/08....................    4,946,560
  5,000,000   Smith Barney Holdings, Inc.
              5.50%, 1/15/99....................    4,928,795
                                                   21,101,608
              FOOD & BEVERAGE PRODUCTS -- 1.1%
  5,000,000   General Mills, Inc.
              9.00%, 12/20/02...................    5,562,820
  4,250,000   PepsiCo, Inc.
              7.625%, 11/1/98...................    4,358,494
                                                    9,921,314
              HEALTHCARE PRODUCTS &
              SERVICES -- .5%
  5,000,000   Baxter International
              7.25%, 2/15/08....................    5,095,175
              INDUSTRIAL SPECIALTY PRODUCTS &
              SERVICES -- 2.0%
  7,000,000   Jet Equiptment Trust, 144A
              9.41%, 6/15/10....................    7,764,631
 10,000,000   Loews Corp.
              6.75%, 12/15/06...................    9,725,410
  1,400,000   Waste Management, Inc.
              8.75%, 5/1/18.....................    1,566,004
                                                   19,056,045
              MANUFACTURING --
              DISTRIBUTING -- .5%
  4,300,000   Stanley Works,
              7.375%, 12/15/02..................    4,454,146
              MORTGAGE BACKED SECURITIES -- .1%
    479,627   Fleet Financial Home Equity Trust
              6.70%, 1/16/06....................      480,955

                                                                              21

                             EVERGREEN BALANCED FUND
(Picture of certificates   STATEMENT OF INVESTMENTS -- (CONTINUED)
 appear here)                       DECEMBER 31, 1996

 PRINCIPAL
  AMOUNT                                            VALUE
CORPORATE BONDS -- CONTINUED
              SOVEREIGN GOVERNMENT -- .6%
$ 5,000,000   Ontario Province Canada,
              7.75%, 6/4/02..................... $  5,281,345
              UTILITIES -- .4%
  3,600,000   Union Electric Co.,
              8.00%, 12/15/22...................    3,748,266
                TOTAL CORPORATE BONDS
                   (COST $103,934,276)..........  107,916,138
U.S. GOVERNMENT & AGENCY
OBLIGATIONS -- 30.2%
              GOVERNMENT NATIONAL MORTGAGE
              ASSN. -- 1.9%
  3,095,440   8.50%, 5/15/21....................    3,209,584
  2,042,492   8.50%, 7/15/21....................    2,117,809
  3,822,379   8.50%, 6/15/22....................    3,963,330
  2,051,325   9.00%, 9/15/21....................    2,164,148
  3,514,822   9.00%, 10/15/21...................    3,708,137
  1,954,138   9.50%, 2/15/21....................    2,113,522
                                                   17,276,530
              INTERNATIONAL BANK FOR
              RECONSTRUCTION & DEVELOPMENT
              CO. -- .3%
  2,750,000   7.95%, 5/15/16....................    3,015,337
              U.S. TREASURY BONDS -- 15.5%
 10,000,000   7.25%, 8/15/22....................   10,581,250
 20,000,000   7.625%, 2/15/07...................   20,993,740
 24,100,000   8.75%, 11/15/08...................   27,074,832
 20,000,000   8.75%, 5/15/17....................   24,393,740
 15,000,000   8.75%, 5/15/20....................   18,454,680
 17,000,000   8.875%, 8/15/17...................   20,989,679
 17,500,000   9.125%, 5/15/18...................   22,148,437
                                                  144,636,358
              U.S. TREASURY NOTES -- 12.5%
 12,600,000   4.75%, 2/15/97....................   12,584,250
 10,000,000   5.50%, 11/15/98...................    9,928,120
 PRINCIPAL
  AMOUNT                                            VALUE
U.S. GOVERNMENT & AGENCY
OBLIGATIONS -- CONTINUED
              U.S. TREASURY NOTES -- CONTINUED
$ 8,000,000   6.375%, 7/15/99................... $  8,077,496
 10,000,000   6.50%, 4/30/99....................   10,118,750
 10,000,000   7.125%, 2/29/00...................   10,296,870
 10,000,000   7.75%, 11/30/99...................   10,446,870
 10,000,000   7.75%, 2/15/01....................   10,571,870
 20,000,000   8.00%, 1/15/97....................   20,012,500
 10,000,000   8.00%, 8/15/99....................   10,475,000
 10,000,000   8.125%, 2/15/98...................   10,231,250
  3,500,000   8.875%, 11/15/98..................    3,680,467
                                                  116,423,443
                TOTAL U.S. GOVERNMENT
                   & AGENCY OBLIGATIONS
                   (COST $279,053,149)..........  281,351,668

REPURCHASE AGREEMENT -- .4%
  4,114,966   Donaldson, Lufkin & Jenrette
              Securities Corp., 6.50%, dated
              12/31/96, due 1/2/97 --
              collateralized by $1,284,000
              U.S. Treasury Notes, 8.0%,
              5/15/01 and $2,775,000 U.S.
              Treasury Note, 6.0%, 9/30/98;
              value including accrued
              interest -- $4,198,309
              (COST $4,114,966).................    4,114,966
              TOTAL INVESTMENTS --
                (COST $730,753,100)....  96.0%    894,872,182
              OTHER ASSETS AND
                LIABILITIES -- NET.....   4.0      36,884,085
              NET ASSETS............... 100.0%   $931,756,267

* Non-income producing securities.
Rule 144A securities are restricted as to resale to qualified institutional investors.
See accompanying notes to financial statements.
22

                            EVERGREEN BALANCED FUND
(Picture of certificates   STATEMENT OF ASSETS AND LIABILITIES
 appears here)                    DECEMBER 31, 1996

ASSETS:
   Investments at value (identified cost $730,753,100)...........................................................  $894,872,182
   Receivable for Fund shares sold...............................................................................    34,539,226
   Dividends and interest receivable.............................................................................     7,657,128
   Prepaid expenses..............................................................................................        52,616
         Total assets............................................................................................   937,121,152
LIABILITIES:
   Payable for Fund shares repurchased...........................................................................     4,703,463
   Accrued advisory fee..........................................................................................       408,905
   Accrued expenses..............................................................................................       229,989
   Distribution fee payable......................................................................................        22,528
         Total liabilities.......................................................................................     5,364,885
NET ASSETS.......................................................................................................  $931,756,267
NET ASSETS CONSIST OF:
   Paid-in capital...............................................................................................  $767,514,354
   Undistributed net investment income...........................................................................       115,118
   Undistributed net realized gain on investment transactions....................................................         7,713
   Net unrealized appreciation of investments....................................................................   164,119,082
         Net assets..............................................................................................  $931,756,267
CALCULATION OF NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
Class A Shares ($43,168,982 (division sign) 3,333,437 shares of beneficial interest outstanding).................  $      12.95
Sales charge -- 4.75% of offering price..........................................................................           .65
   Maximum offering price........................................................................................        $13.60
Class B Shares ($109,591,221 (division sign) 8,453,724 shares of beneficial interest outstanding)................        $12.96
Class C Shares ($354,688 (division sign) 27,541 shares of beneficial interest outstanding).......................        $12.88
Class Y Shares ($778,641,376 (division sign) 60,120,604 shares of beneficial interest outstanding)...............        $12.95

See accompanying notes to financial statements.
                                                                              23

                              EVERGREEN BALANCED FUND
(Picture of                   STATEMENT OF OPERATIONS
 certificates appear here)  YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME:
   Dividends (net of foreign withholding taxes of $45,707)......................................               $ 14,642,260
   Interest.....................................................................................                 31,431,682
         Total investment income................................................................                 46,073,942
EXPENSES:
   Advisory fee.................................................................................  $4,765,912
   Administrative personnel and service fees....................................................     459,486
   Distribution fee -- Class A Shares...........................................................     107,023
   Distribution fee -- Class B Shares...........................................................     810,803
   Shareholder services fee -- Class B Shares...................................................     270,267
   Distribution fee -- Class C Shares...........................................................       1,883
   Shareholder services fee -- Class C Shares...................................................         628
   Transfer agent fee...........................................................................     324,216
   Custodian fee................................................................................     229,946
   Reports and notices to shareholders..........................................................     128,217
   Registration and filing fees.................................................................     114,972
   Professional fees............................................................................      39,953
   Trustees' fees and expenses..................................................................      25,829
   Insurance....................................................................................      10,253
   Miscellaneous................................................................................      15,779
         Total expenses.........................................................................                  7,305,167
Net investment income...........................................................................                 38,768,775
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investment transactions.................................................                 74,563,015
   Net decrease in unrealized appreciation of investments.......................................                 (8,122,510)
Net gain on investments.........................................................................                 66,440,505
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................................               $105,209,280

See accompanying notes to financial statements.
24

                              EVERGREEN BALANCED FUND
(Picture of certificates   STATEMENT OF CHANGES IN NET ASSETS
 appear here)

                                                                                                       YEAR ENDED
                                                                                                      DECEMBER 31,
                                                                                                  1996            1995
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income....................................................................  $  38,768,775   $  40,717,357
   Net realized gain on investment transactions.............................................     74,563,015      33,813,027
   Net change in unrealized appreciation of investments.....................................     (8,122,510)    154,935,970
         Net increase in net assets resulting from operations...............................    105,209,280     229,466,354
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME:
   Class A Shares...........................................................................     (1,699,709)     (1,620,476)
   Class B Shares...........................................................................     (3,505,791)     (3,381,480)
   Class C Shares...........................................................................         (9,398)         (8,000)
   Class Y Shares...........................................................................    (33,878,986)    (35,087,211)
      Total distributions from net investment income........................................    (39,093,884)    (40,097,167)
   NET REALIZED GAIN ON INVESTMENTS:
   Class A Shares...........................................................................     (3,402,462)     (1,423,252)
   Class B Shares...........................................................................     (8,639,808)     (3,696,589)
   Class C Shares...........................................................................        (28,096)        (10,158)
   Class Y Shares...........................................................................    (62,657,565)    (28,740,172)
      Total distributions from net realized gain on investments.............................    (74,727,931)    (33,870,171)
         Total distributions to shareholders................................................   (113,821,815)    (73,967,338)
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold................................................................    234,680,222     170,978,316
   Proceeds from reinvestment of distributions..............................................     64,783,444      66,166,480
   Payment for shares redeemed..............................................................   (328,365,114)   (343,286,923)
      Net decrease resulting from Fund share transactions...................................    (28,901,448)   (106,142,127)
         Net increase (decrease) in net assets..............................................    (37,513,983)     49,356,889
NET ASSETS:
   Beginning of year........................................................................    969,270,250     919,913,361
   End of year (including undistributed net investment income of $115,118 and $612,856,
     respectively)..........................................................................  $ 931,756,267   $ 969,270,250

See accompanying notes to financial statements.
                                                                              25

                EVERGREEN BALANCED FUND -- CLASS A AND B SHARES
                              FINANCIAL HIGHLIGHTS
(Picture of certificates appear here)

                                                                                                        CLASS B SHARES
                                                              CLASS A SHARES
                                                          YEAR ENDED DECEMBER 31,                  YEAR ENDED DECEMBER 31,
                                               1996        1995      1994      1993      1992        1996           1995
PER SHARE DATA:
Net asset value, beginning of period......     $13.12      $11.17    $12.07    $11.41    $11.02       $13.13          $11.18
Income (loss) from investment operations:
 Net investment income....................        .54         .51       .43       .42       .42          .43             .42
 Net realized and unrealized gain (loss)
  on investments..........................        .94        2.40      (.71)      .75       .43          .95            2.40
   Total from investment operations.......       1.48        2.91      (.28)     1.17       .85         1.38            2.82
Less distributions to shareholders from:
 Net investment income....................       (.54)       (.50)     (.43)     (.42)     (.42)        (.44)           (.41)
 Net realized gain on investments.........      (1.11)       (.46)     (.19)     (.09)     (.04)       (1.11)           (.46)
 In excess of net investment income.......         --          --        --        --        --           --              --
   Total distributions....................      (1.65)       (.96)     (.62)     (.51)     (.46)       (1.55)           (.87)
Net asset value, end of period............     $12.95      $13.12    $11.17    $12.07    $11.41       $12.96          $13.13
TOTAL RETURN+.............................      11.4%       26.5%     (2.4%)    10.4%      7.9%        10.6%           25.6%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's
  omitted)................................    $43,169     $41,849   $41,010   $35,032   $17,408    $ 109,591        $108,983
Ratios to average net assets:
 Expenses.................................       .89%        .88%      .89%      .91%      .91%        1.64%           1.62%
 Net investment income....................      3.95%       4.05%     3.69%     3.61%     3.93%        3.19%           3.30%
Portfolio turnover rate...................        34%         37%       35%       19%       12%          34%             37%
Average commission rate paid per share....     $.0593         N/A       N/A       N/A       N/A       $.0593             N/A

                                                           JANUARY 26,
                                                              1993*
                                                             THROUGH
                                                           DECEMBER 31,
                                                1994           1993
PER SHARE DATA:
Net asset value, beginning of period......        $12.08       $11.54
Income (loss) from investment operations:
 Net investment income....................           .36          .34
 Net realized and unrealized gain (loss)
  on investments..........................          (.71)         .65
   Total from investment operations.......          (.35)         .99
Less distributions to shareholders from:
 Net investment income....................          (.36)        (.34)
 Net realized gain on investments.........          (.19)        (.09)
 In excess of net investment income.......            --         (.02)
   Total distributions....................          (.55)        (.45)
Net asset value, end of period............        $11.18       $12.08
TOTAL RETURN+.............................         (3.0%)        8.7%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's
  omitted)................................      $100,052      $65,475
Ratios to average net assets:
 Expenses.................................         1.48%        1.41%++
 Net investment income....................         3.12%        3.09%++
Portfolio turnover rate...................           35%          19%
Average commission rate paid per share....           N/A          N/A

*   Commencement of class operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charge is not reflected.
++  Annualized.
See accompanying notes to financial statements.
26

                EVERGREEN BALANCED FUND -- CLASS C AND Y SHARES
                      FINANCIAL HIGHLIGHTS -- (CONTINUED)
(Picture of certificates appear here)

                                                             CLASS C SHARES
                                                                          SEPTEMBER 2,
                                                                             1994*                CLASS Y SHARES
                                                        YEAR ENDED          THROUGH
                                                       DECEMBER 31,       DECEMBER 31,        YEAR ENDED DECEMBER 31,
                                                      1996        1995        1994          1996         1995       1994
PER SHARE DATA:
Net asset value, beginning of period.............     $13.11     $11.17      $12.00          $13.12      $11.17     $12.07
Income (loss) from investment operations:
 Net investment income...........................        .40        .41         .18             .57         .54        .46
 Net realized and unrealized gain (loss) on
  investments....................................        .93       2.40        (.61)            .95        2.40       (.71)
   Total from investment operations..............       1.33       2.81        (.43)           1.52        2.94       (.25)
Less distributions to shareholders from:
 Net investment income...........................       (.45)      (.41)       (.21)           (.58)       (.53)      (.46)
 Net realized gain on investments................      (1.11)      (.46)       (.19)          (1.11)       (.46)      (.19)
   Total distributions...........................      (1.56)      (.87)       (.40)          (1.69)       (.99)      (.65)
Net asset value, end of period...................     $12.88     $13.11      $11.17          $12.95      $13.12     $11.17
TOTAL RETURN+....................................      10.2%      25.5%       (3.6%)          11.7%       26.8%      (2.2%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)........       $355       $300        $195       $ 778,641    $818,137   $778,657
Ratios to average net assets:
 Expenses........................................      1.65%      1.62%       1.64%++          .64%        .62%       .64%
 Net investment income...........................      3.19%      3.31%       3.23%++         4.19%       4.30%      3.93%
Portfolio turnover rate..........................        34%        37%         35%             34%         37%        35%
Average commission rate paid per share...........    $ .0593        N/A         N/A          $.0593         N/A        N/A

                                                     1993       1992
PER SHARE DATA:
Net asset value, beginning of period.............    $11.41     $11.02
Income (loss) from investment operations:
 Net investment income...........................       .45        .46
 Net realized and unrealized gain (loss) on
  investments....................................       .75        .42
   Total from investment operations..............      1.20        .88
Less distributions to shareholders from:
 Net investment income...........................      (.45)      (.45)
 Net realized gain on investments................      (.09)      (.04)
   Total distributions...........................      (.54)      (.49)
Net asset value, end of period...................    $12.07     $11.41
TOTAL RETURN+....................................     10.7%       8.2%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)........  $760,147   $520,232
Ratios to average net assets:
 Expenses........................................      .66%       .66%
 Net investment income...........................     3.86%      4.20%
Portfolio turnover rate..........................       19%        12%
Average commission rate paid per share...........       N/A        N/A

*   Commencement of class operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Contingent deferred sales charge is not reflected.
++  Annualized.
See accompanying notes to financial statements.
                                                                              27

                           EVERGREEN FOUNDATION FUND
(Picture of statue appears here)
A REPORT FROM YOUR
PORTFOLIO MANAGER
STEPHEN A. LIEBER
   In 1996, Evergreen Foundation Fund provided an 11.5%* total    (Picture of
return (Class Y, no-load shares). Since inception on January   Stephen A. Lieber
2, 1990, through December 31, 1996, the Fund (Class Y shares)     appears here)
has provided an average annual compound return of 16.3%. The
Fund's five-year average annual compound return ended December
31, was 14.7%. The 12-month total return ended December 31,
and the average annual compound return for the period since
their inception on January 31, 1995, through December 31,
1996, for the Fund's Class A shares were 6.0% and 17.3%,
respectively. (Please see page 31 for additional performance information.)
   Nineteen-ninety-six was an unusual year in the history of
this Fund, with a substantial decline in the United States government bond market negatively affecting its performance in the first five months. During the first half of the year, the bond decline was only partially offset by a rise in the Fund's common stock portfolio. In the second half of the year, there was a major increase in the common stock portfolio and a sizable bond market recovery. For the year, common stocks drove the performance of the Fund with their total return, as a group, of 28.9%, nearly 600 basis points in excess of that of the S&P 500 Reinvested Index** which returned 23.0% for the year. The fixed income portfolio provided a 1.0% decline for the period, as compared with a 2.9% total return for the Lehman Government/Corporate Bond Index***. While aiming primarily to invest in common stocks, we did take the opportunity of an extraordinary drop in the bond market in August to purchase long-term U. S. Treasury bonds on yields as high as 7.3%, which contrasted favorably with the 6.6% available on long-term U.S. Treasuries at the year-end.
   Inflation fears led to a rising so-called "inflation premium" in the bond market, bringing the sharp decline through May. These fears were stimulated by the publication of statistics showing a rising trend of employment. While our forecasts and analysis of current trends did not suggest that inflation would increase -- which proved correct in full-year statistics -- nonetheless, we recognized that in the prevailing environment, we could best seek returns by shifting to a higher proportion of stocks in the portfolio. By year-end, the asset allocation had shifted to 56.2% in equities, 35.3% in intermediate and long-term bonds, and 8.5% in short-term cash equivalents, as compared with the beginning of the year's 42.3% in equities, 48.1% in long-term bonds, and 9.6% in short-term cash equivalents. This sizable reallocation of assets is consistent with the way the Fund has been managed since its inception. While striving to maintain a low-risk and comparatively high-yield portfolio of the highest quality bonds as a risk averse core for the Fund's investments, we also seek to provide capital appreciation primarily through investment in common stocks. FIGURES REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS.
  * PERFORMANCE FIGURES INCLUDE REINVESTMENT OF INCOME DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
    CLASS A SHARES ARE SUBJECT TO A MAXIMUM 4.75% FRONT END SALES CHARGE. THE FUND ALSO OFFERS CLASS B SHARES WHICH ARE SUBJECT TO A MAXIMUM 5% CONTINGENT DEFERRED SALES CHARGE, AND CLASS C SHARES WHICH ARE SUBJECT TO A 1% CONTINGENT DEFERRED SALES CHARGE WITHIN THE FIRST YEAR OF PURCHASE. PERFORMANCE FOR THESE CLASSES OF SHARES MAY BE DIFFERENT.
 ** THE S&P 500 IS AN UNMANAGED INDEX OF COMMON STOCKS IN INDUSTRY,
    TRANSPORTATION, FINANCE, AND PUBLIC UTILITIES, DENOTING GENERAL MARKET PERFORMANCE AS MONITORED BY STANDARD & POOR'S CORP.
*** THE LEHMAN BROTHERS GOVERNMENT/CORPORATE INDEX IS AN UNMANAGED REINVESTED
    INDEX OF GOVERNMENT AND CORPORATE BONDS WITH REMAINING MATURITIES OF 1 TO 7 YEARS AND RATED SINGLE A OR HIGHER. AN INVESTMENT CAN NOT BE MADE IN AN INDEX.
28

                           EVERGREEN FOUNDATION FUND
(Picture of statue appears here)
A REPORT FROM YOUR
PORTFOLIO MANAGER -- (CONTINUED)
   Our strategy for the use of cash equivalents was to treat these funds as a reserve to buy common stocks in periods of market volatility, and sector or company weakness. They allowed for a quick and sizable response to the appearance of what your management considered to be bargain buying opportunities. There were three major opportunities for such purchases during the year. The first was during the sell-off in technology stocks during January. Major purchases made at that time included initiating a position in Microsoft Corp., which appreciated 64.5% by year-end, adding to a position in International Business Machines Corp. (IBM) which appreciated 36.1%, and adding to Avnet, Inc., up 34.2%. Each was viewed as a dynamic growth company which we were able to purchase on an undervalued basis. During the major decline in the summer, over fifty purchases were made for the portfolio. Here too, sizable subsequent gains were achieved. Medtronic, Inc. increased 37.0% to year-end, Cisco Systems, Inc., 28.3%, Patriot American Hospitality, Inc., 52.6%, Sunstone Hotel Investors, Inc., 32.4%, and Intel Corp., 24.2%. During the tax-loss selling period at year-end, we had further opportunities to purchase growth stocks on a value basis. Among these new positions were shares of Beneficial Corp., and KLA Instruments and the convertible preferreds of First Union Real Estate Equity & Mortgage Investments and The Home Depot, Inc.
   The strategy of buying growth stocks on a value basis provided substantial appreciation over the course of the year. The Fund's top ten holdings in terms of performance in the portfolio were: PHH Corp., +163.9%, Intel Corp., +130.0%, Intel Corp. Warrants, +102.8%, Microsoft Corp., +99.0%, Peoples Heritage Financial Group Inc., +97.1%, Starwood Lodging Trust, +90.4%, Patriot American Hospitality, Inc., +83.0%, Roadway Express, Inc. +76.0%, Cisco Systems, Inc., +72.2%, and IBM, +69.6%.
   The bottom ten performers for the year declined between 13.3% and 54.8%. Of these, Caliber Systems, Inc., (which is the resulting company after Roadway Services, Inc., spun off Roadway Express, Inc.) and eight of the ten have reversed their declines subsequent to the Fund's fiscal year-end.
   Sizable gains were taken during the year, most on partial sales of positions held. These ranged from 454.4% in the shares of Nautica Enterprises, Inc., held for a three-year and four-month period, 281.8% in shares of Guidant Corp., held over a two-year period, to 128.0% in MedPartners, Inc. (originally Caremark International Inc.), held over a three-year and nine-month period, and 108.8% in shares of PHH Corp., held over a fourteen-month period. An important factor in both realized and unrealized gains was corporate mergers and acquisitions. Typically, the Evergreen Funds, which are focused on the purchase of growth on an undervalued basis, find that a significant percentage of holdings are subsequently acquired by other corporations. The results in 1996 followed the pattern. Sixteen of the Fund's holdings received acquisition bids during the year. Gains on the acquisitions which were completed ranged up to 139.0% in the case of Baybanks, Inc., which was acquired by Bank of Boston Corp. On average for those completed, the return for the Fund was 53.2%. Financial institutions predominated, including five banks, as well as two insurance companies, two real estate companies, two health care service companies, one railroad, Conrail, Inc.; one utility, Long Island Lighting Co.; and one multiple financial service company, PHH Corp.
   While seeking companies whose undervaluation may be eventually realized through acquisition, we also concentrate research and stock selection on companies which are in the process of a corporate restructuring which will unlock values. Two major holdings purchased during the year in this category were the shares of E.I. Du Pont de Nemours & Co., Inc., purchased during market weakness in July, and Monsanto Co. We see their potential, not merely as unlocking values, but also as transitioning the companies into concentrating on their growth potentials. This is consistent with our whole "value-timing" strategy of seeking undervalued growth opportunities.
                                                                              29

                           EVERGREEN FOUNDATION FUND
(Picture of statue appears here)
A REPORT FROM YOUR
PORTFOLIO MANAGER -- (CONTINUED)
   Entering the new year, we see the Fund as positioned for an environment of moderate economic growth with inflation held in check. The best investment returns are likely to come from companies with outstanding new products or services, the ability to generate new markets, or to reveal underlying, but hitherto obscured growth trends. We expect such equities to outperform the market. Our fixed income commitment, much reduced as a percentage from that at the beginning of the year, will continue to be subject to adjustment as business trends and underlying economic pressures materialize. We anticipate that this will be a year of much more governmental effort to achieve a long-term budget solution, which should further deflate investor inflationary expectations. The economy should continue to have limited price rises due to heightened international competition, as a consequence of the increase of the dollar versus other currencies, and of the spread of industrial capacity worldwide. Corporations will, we believe, continue to show voracious appetites for buying other companies to supplement their own growth potential, while utilizing the excess cash generated in the strong economy of the last few years to buy back their shares and, thus, provide enhanced earnings power for continuing shareholders. This is an environment which, we believe, should be favorable for the present positioning of the Fund.
   Our research and portfolio management group, and our entire staff, appreciate the confidence shown in us by the many new shareholders who have joined the Fund in 1996. We shall endeavor to equal or surpass the Fund's long-term performance. 30

                           EVERGREEN FOUNDATION FUND
(Picture of statue appears here)
RESULTS TO DATE
PERFORMANCE OF $10,000 INVESTED IN THE
EVERGREEN FOUNDATION FUND
     The graphs below compare a $10,000 investment in the Evergreen Foundation Fund (Class A, Class B, Class C and Class Y Shares) with a similar investment in the S&P 500 Index and Lipper Balanced Funds Average.
                              [CHARTS TO FOLLOW.]

CLASS A
1-YEAR TOTAL RETURN = 6.0%
AVERAGE ANNUAL COMPOUND RETURN
SINCE INCEPTION = 17.3%

             $9,000       $11,000       $13,000        $15,000        $17,000
1/3/95*
6/30/95
12/31/95
6/30/96
12/31/96

CLASS B
1-YEAR TOTAL RETURN = 5.5%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION = 17.6%

             $9,000     $11,000    $13,000     $15,000      $17,000
1/3/95*
6/30/95
12/31/95
6/30/96
12/31/96

CLASS C
1-YEAR TOTAL RETURN = 9.4%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION = 19.1%

             $9,000       $11,000       $13,000        $15,000         $17,000
1/3/95*
6/30/95
12/31/95
6/30/96
12/31/96

CLASS Y
1-YEAR TOTAL RETURN = 11.5%
AVERAGE ANNUAL COMPOUND RETURN:
5-YEAR = 14/7%
SINCE INCEPTION = 16.3%

             $9,000     $13,000     $17,000     $21,000    $25,000     $29,000
1/2/90*
12/31/91
12/31/92
12/31/93
12/31/94
12/31/95
12/31/96

EVERGREEN FOUNDATION FUND
S&P 500 INDEX
LIPPER BALANCED FUND INDEX

*Commencement of class operations.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE RESULTS. MUTUAL FUNDS ARE NOT OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK AND ARE NOT FEDERALLY INSURED.
     For the purposes of the graphs and the accompanying tables, it has been assumed that (a) the maximum sales charge of 4.75% was deducted from the initial $10,000 investment in Class A Shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C Shares, assuming full redemption on December 31, 1996; (c) all recurring fees (including investment advisory fees net of fee waiver) were deducted; and (d) all dividends and distributions were reinvested.
     The S&P 500 Index is unmanaged and includes the reinvestment of income, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund.
                                                                              31

                           EVERGREEN FOUNDATION FUND
                            STATEMENT OF INVESTMENTS
                               DECEMBER 31, 1996
(Picture of statue appears here)

  SHARES                                           VALUE
COMMON STOCKS -- 55.1%
              AEROSPACE & DEFENSE -- .4%
     60,000   Boeing Co....................... $    6,382,500
              AUTOMOTIVE EQUIPMENT &
              MANUFACTURING -- 1.2%
    581,500   Chrysler Corp...................     19,189,500
              BANKS -- 5.0%
     16,600   AmSouth Bancorp.................        803,025
     50,000   Bancfirst Corp..................      1,362,500
    390,700   Bank of Boston Corp.............     25,102,475
    140,000   Barnett Banks, Inc..............      5,757,500
     93,375   BSB Bancorp, Inc................      2,497,781
     57,000   Cape Cod Bank & Trust Co........      1,282,500
     20,000   CB Bancshares, Inc..............        585,000
     92,500   Central Fidelity Banks, Inc.....      2,381,875
     48,500   Crestar Financial Corp..........      3,607,188
     90,138   First Chicago NBD Corp..........      4,844,918
      3,600   First Empire State Corp.........      1,036,800
    196,800   First of America Bank Corp......     11,832,600
      7,500   First Security Corp.............        253,125
     58,500   First Union Corp. **............      4,329,000
     70,801   Hibernia Corp. Cl. A............        938,113
     25,000   Mississippi Valley Bancshares,
              Inc.............................      1,062,500
     66,150   Peoples Heritage Financial
              Group...........................      1,852,200
    102,000   Seacoast Banking Corp. of
              Florida Cl. A...................      2,658,375
    114,100   Standard Federal Bank...........      6,489,437
     32,500   U.S. Trust Corp.................      2,567,500
                                                   81,244,412
              BUILDING, CONSTRUCTION &
              FURNISHINGS -- 1.0%
    122,800   Armstrong World Industries,
              Inc.............................      8,534,600
    149,300   Continental Homes Holding
              Corp............................      3,172,625
     20,000*  M/I Schottenstein Homes, Inc....        220,000
     20,000   Macerich Co. (The)..............        522,500
    264,000*  Pacific Greystone Corp..........      2,904,000
                                                   15,353,725
              BUSINESS EQUIPMENT &
              SERVICES -- 1.1%
     60,000*  Cisco Systems, Inc..............      3,817,500
     72,000   International Business Machines
              Corp............................     10,872,000
     50,000   Lucent Technologies, Inc........      2,312,500
  SHARES                                           VALUE

               BUSINESS EQUIPMENT &
               SERVICES -- CONTINUED

     10,000*  Policy Management Systems
              Corp............................ $      461,250
     25,200   Wackenhut Corp. (The) Cl. B.....        384,300
                                                   17,847,550
              CHEMICAL & AGRICULTURAL
              PRODUCTS -- 3.0%
     85,000   A. Schulman, Inc................      2,082,500
     30,000   Air Products & Chemicals,
              Inc.............................      2,073,750
    248,000   Du Pont (E. I.) de Nemours......     23,405,000
     70,000   Grace (W.R.) & Co...............      3,622,500
     40,000   H.B. Fuller Co..................      1,880,000
    201,500   Monsanto Co.....................      7,833,312
     75,000   Nalco Chemical Co...............      2,709,375
     65,000   Pioneer Hi-Bred International,
              Inc.............................      4,550,000
     20,000   Praxair, Inc....................        922,500
                                                   49,078,937
              COMMUNICATION SYSTEMS &
              SERVICES -- .9%
     98,333*  360 Communications Co...........      2,273,951
     20,000*  AirTouch Communications.........        505,000
    286,000   Sprint Corp.....................     11,404,250
                                                   14,183,201
              CONSUMER PRODUCTS &
              SERVICES -- 3.4%
     55,000   American Greetings Corp. Cl.
              A...............................      1,560,625
     75,000   Black & Decker Corp.............      2,259,375
     20,000*  Broderbund Software, Inc........        595,000
     23,311   Consolidated Products, Inc......        454,565
    120,000   CPC International, Inc..........      9,300,000
    148,800   Goodyear Tire & Rubber Co.
              (The)...........................      7,644,600
     95,000   H. & R. Block, Inc..............      2,755,000
    178,800   International Flavors &
              Fragrances, Inc.................      8,046,000
     53,800   Kimberly-Clark Corp.............      5,124,450
     50,100*  Nautica Enterprises, Inc........      1,265,025
     95,400   Procter & Gamble Co. (The)......     10,255,500
     78,500   Tupperware Corp.................      4,209,562
     20,000   V.F. Corp.......................      1,350,000
                                                   54,819,702
              DIVERSIFIED COMPANIES -- 2.0%
      8,000   Cooper Industries, Inc..........        337,000
    222,400   General Electric Co.............     21,989,800

32

                           EVERGREEN FOUNDATION FUND
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1996
(Picture of statue appears here)

  SHARES                                           VALUE

COMMON STOCKS -- CONTINUED
               DIVERSIFIED COMPANIES -- CONTINUED

     33,000   Minnesota Mining & Mortgage
              Co.............................. $    2,734,875
    120,800   PPG Industries, Inc.............      6,779,900
                                                   31,841,575
              ELECTRICAL EQUIPMENT &
              ELECTRONICS -- 7.2%
    173,400   AMP, Inc........................      6,654,225
    216,511   Avnet, Inc......................     12,611,766
     20,000   Computer Associates
              International, Inc..............        995,000
    430,800   Hewlett-Packard Co..............     21,647,700
    340,800   Intel Corp......................     44,623,500
     65,000*  Intel Corp. $41.75
              Warrants Expiring 03/14/98......      5,996,250
    183,800*  Microsoft Corp..................     15,186,475
    224,000*  Sun Microsystems, Inc...........      5,754,000
     70,000   Wyle Electronics................      2,765,000
                                                  116,233,916
              ENERGY -- 1.2%
    260,000   Equitable Resources, Inc........      7,735,000
     30,500   Exxon Corp......................      2,989,000
     45,300   Mobil Corp......................      5,537,926
     43,103   Seitel, Inc.....................      1,724,120
     33,877   Union Pacific Resource Group,
              Inc.............................        990,901
                                                   18,976,947
              FINANCE & INSURANCE -- 8.1%
     10,668   Aetna, Inc......................        853,440
    120,000   Allstate Corp. (The)............      6,945,000
     55,300   AMBAC, Inc......................      3,670,537
     85,450   American International Group,
              Inc.............................      9,249,962
    159,000   Beneficial Corp.................     10,076,625
    148,350   Countrywide Credit Industries,
              Inc.............................      4,246,519
     95,000   Degeorge Financial Corp.........        130,625
     20,000   FBL Financial Group, Inc........        497,500
     10,000   Federal Home Loan Mortgage
              Corp............................      1,101,250
    788,000   Federal National Mortgage
              Association.....................     29,353,000
     50,000   Hartford Steam Boiler Inspection
              & Insurance Co. (The)...........      2,318,750
     70,000   John Alden Financial Corp.......      1,295,000
    130,000   John Nuveen Co. (The)...........      3,445,000
    172,200   Marsh & McLennan Co., Inc.......     17,908,800
  SHARES                                           VALUE

               FINANCE & INSURANCE -- CONTINUED

    100,700   Merrill Lynch & Co., Inc........ $    8,207,050
    174,600   MGIC Investment Corp............     13,269,600
    155,000   NAC RE Corp.....................      5,250,625
    235,000   North American Mortgage Co......      4,641,250
     35,000   Ohio Casualty Corp..............      1,242,500
     40,300   Raymond James Financial, Inc....      1,214,038
    150,800   Wilmington Trust Corp...........      5,956,600
                                                  130,873,671
              FOOD & BEVERAGE
              PRODUCTS -- .1%
     30,000   Pepsico, Inc....................        877,500
              FOREST PRODUCTS -- .5%
     88,000   Union Camp Corp.................      4,202,000
     45,000   Willamette Industustries, Inc...      3,133,125
                                                    7,335,125
              HEALTHCARE PRODUCTS &
              SERVICES -- 6.2%
    185,700   Abbott Laboratories.............      9,424,275
     94,000   Alza Corp.......................      2,432,250
      1,750*  Alza Corp. $65.00
              Warrants Expiring 12/31/1999....            219
    140,000   American Home Products Corp.....      8,207,500
     50,000   Bristol-Myers Squibb Co.........      5,437,500
    180,900   Columbia/HCA Healthcare Corp....      7,371,675
     34,275   Guidant Corp....................      1,953,675
    102,800   Johnson & Johnson...............      5,114,300
    221,262   Lilly (Eli) & Co................     16,152,126
     65,000*  Lincare Holdings, Inc...........      2,665,000
    100,000*  Living Centers of America,
              Inc.............................      2,775,000
     80,000   McKesson Corp...................      4,480,000
    151,750*  MedPartners, Inc................      3,186,750
     60,800   Medtronic, Inc..................      4,134,400
    164,758   Merck & Co., Inc................     13,057,071
     60,000   Pfizer, Inc.....................      4,972,500
     66,000   Schering-Plough Corp............      4,273,500
      9,200   Shared Medical System Corp......        453,100
     44,900   Superior Surgical Manufacturing
              Co., Inc........................        606,150
      1,750   Therapeutic Discovery Corp......         19,469
     50,000   Warner-Lambert Co...............      3,750,000
                                                  100,466,460
              INDUSTRIAL SPECIALTY PRODUCTS &
              SERVICES -- 1.7%
     65,000   Applied Power, Inc..............      2,575,625

                                                                              33

                           EVERGREEN FOUNDATION FUND
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1996
(Picture of statue appears here)

  SHARES                                           VALUE

COMMON STOCKS -- CONTINUED
               INDUSTRIAL SPECIALTY PRODUCTS &
               SERVICES -- CONTINUED

     10,000   BemisCo., Inc................... $      368,750
     92,000   Corning, Inc....................      4,255,000
      7,000   FlightSafety Int'l, Inc.........        350,000
    110,700   PHH Corp........................      4,760,100
     30,000   Pittston Brink's Group..........        810,000
    162,000   Snap-On, Inc....................      5,771,250
      6,000*  Strattec Security Corp..........        109,500
    111,900   Timken Co. (The)................      5,133,413
     50,000   Trinity Industries, Inc.........      1,875,000
     30,000*  UCAR International, Inc.........      1,128,750
                                                   27,137,388
              MACHINERY -- DIVERSIFIED -- .5%
    200,000   Deere & Co......................      8,125,000
              PUBLISHING, BROADCASTING &
              ENTERTAINMENT -- .5%
     20,000   Belo A H Corp...................        697,500
     20,000   Cox Communications, Inc.........        462,500
     50,993   Disney Walt Co. (The)...........      3,550,388
     20,000   Gaylord Entertainment Co. Cl.
              A...............................        457,500
      2,500*  Lin Television Corp.............        105,625
     55,000   Time Warner, Inc................      2,062,500
      3,000   Washington Post Co. (The).......      1,005,375
                                                    8,341,388
              REAL ESTATE -- 5.9%
     30,000*  Alexander's, Inc................      2,373,750
     23,400   Arbor Property Trust............        169,650
     50,000   Bay Apartment Communities,
              Inc.............................      1,800,000
     50,009   Bradley Real Estate, Inc........        900,162
    125,000   Cali Realty Corp................      3,859,375
    270,400   Capstead Mortgage Corp..........      6,489,600
    111,900   CarrAmerica Realty Corp.........      3,273,075
     40,000   Chelsea GCA Realty, Inc.........      1,385,000
    184,900   Columbus Realty Trust...........      4,206,475
    140,000   Crescent Real Estate Equities,
              Inc.............................      7,385,000
    305,300   Crown American Realty Trust.....      2,289,750
     50,300   CWM Mortgage Holdings, Inc......      1,081,450
    105,200   Essex Property Trust, Inc.......      3,090,250
     83,000   Evans Withycombe Residential,
              Inc.............................      1,743,000
    165,000   FAC Realty, Inc.................      1,093,125
     90,000   FelCor Suite Hotels, Inc........      3,183,750
    100,200   Gables Residential Trust........      2,905,800
    174,000   Glimcher Realty Trust...........      3,828,000
  SHARES                                           VALUE

               REAL ESTATE -- CONTINUED

     28,000   Highwoods Properties, Inc....... $      945,000
     14,076   Homestead Village Properties,
              Inc.............................        253,368
      9,443   Homestead Village Properties,
              Inc.............................         76,724
    363,216   Horizon Group, Inc..............      7,218,918
      7,000   JP Realty, Inc..................        181,125
    142,000   Kranzco Realty Trust............      2,396,250
     15,000   Liberty Property Trust..........        386,250
     57,000   Marriott International, Inc.....      3,149,250
     26,700   Mills Corp. (The)...............        637,463
     48,100   Oasis Residential, Inc..........      1,094,275
     20,000   Patriot American Hospitality,
              Inc.............................        862,500
    130,000   Post Property, Inc..............      5,232,500
    100,000   Prentiss Property Trust.........      2,500,000
     90,000   Public Storage, Inc.............      2,790,000
     70,416   Security Capital Industrial
              Trust...........................      1,505,142
    111,992   Security Capital Pacific
              Trust...........................      2,561,817
    100,000   Sovran Self Storage, Inc........      3,125,000
     98,500   Starwood Lodging Trust..........      5,429,812
     22,900   Storage USA, Inc................        861,613
     45,000   Sunstone Hotel Investors, Inc...        590,625
     57,900   Tanger Factory Outlet Centers,
              Inc.............................      1,570,537
     20,000   Taubman Centers, Inc............        257,500
     25,000   Urban Shopping Centers, Inc.....        725,000
                                                   95,407,881
              RETAILING & WHOLESALE -- 1.0%
     30,000   Fingerhut Cos., Inc.............        367,500
     10,000   Home Depot, Inc. (The)..........        501,250
    133,000   Lowe's Cos., Inc................      4,721,500
    195,600   Mercantile Stores Co., Inc......      9,657,750
     25,000   Walgreen Co.....................      1,000,000
                                                   16,248,000
              THRIFT INSTITUTIONS -- .2%
      4,000   Golden West Financial Corp......        252,500
     80,000   Webster Financial Corp..........      2,940,000
                                                    3,192,500
              TRANSPORTATION -- 1.0%
     35,000   Burlington Northern Santa Fe....      3,023,125
     34,000   Caliber System, Inc.............        654,500
     70,000   Conrail, Inc....................      6,973,750
     20,000   KLM Royal Dutch Air Lines.......        557,500
     17,000   Roadway Express, Inc............        329,375

34

                           EVERGREEN FOUNDATION FUND
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1996
(Picture of statue appears here)

  SHARES                                           VALUE

COMMON STOCKS -- CONTINUED
               TRANSPORTATION -- CONTINUED

     80,000   Union Pacific Corp.............. $    4,810,000
                                                   16,348,250
              UTILITIES -- ELECTRIC -- .1%
    100,000   Long Island Lighting Co.........      2,212,500
              UTILITIES -- 1.9%
     10,000   AT & T Corp.....................        435,000
    150,000   Bell Atlantic Corp..............      9,712,500
    325,000   GTE Corp........................     14,787,500
     30,000   NYNEX Corp......................      1,443,750
     40,000   PP&L Resources, Inc.............        920,000
    100,000   Public Service Enterprise Group,
              Inc.............................      2,725,000
     32,000   TNP Enterprises, Inc............        876,000
                                                   30,899,750
              CHEMICALS -- .4%
    170,000   Morton International, Inc.......      6,927,500
              DIVERSIFIED -- .4%
    283,800   Frontier Corp...................      6,420,975
              NATURAL GAS -- .1%
     22,000   Consolidated Natural Gas Co.....      1,215,500
              OTHER -- .1%
      5,000   Clorox Co.......................        501,875
     10,000   General Motors Corp.............        557,500
     10,000*  KLA Instruments Corp............        355,000
     10,000   Premark International, Inc......        222,500
                                                    1,636,875
              TOTAL COMMON STOCKS
                (COST $677,549,174)...........    888,818,228
PREFERRED STOCKS -- .0% (A)
              HEALTHCARE PRODUCTS &
              SERVICES -- .0% (A)
     70,000*  Fresenius National Med Care,
              Inc. Cl. D (COST $14,317).......          9,100
CONVERTIBLE PREFERRED STOCKS -- .8%
              ELECTRICAL EQUIPMENT &
              SERVICES -- .1%
    100,000   Westinghouse Elec. Corp.
              $1.30, Series C, PEPS, 144A.....      1,769,000
              FINANCE & INSURANCE -- .0% (A)
      3,557   Aetna, Inc......................        282,337
  SHARES                                           VALUE
CONVERTIBLE PREFERRED STOCKS -- CONTINUED
              INDUSTRIAL SPECIALTY PRODUCTS &
              SERVICES -- .0% (A)
    500,000   Home Depot, Inc. (The)
              3.25%, 10/01/01................. $      487,500
              METAL PRODUCTS &
              SERVICES -- .4%
    100,000   Timet Capital Trust I
              6.625%, BUCS, 144A..............      5,425,000
              REAL ESTATE -- .3%
    115,000   First Union Real Estate Equity
              & Mortgage Investments..........      4,628,750
              TOTAL CONVERTIBLE PREFERRED
                STOCKS
                (COST $9,980,605).............     12,592,587
 PRINCIPAL
  AMOUNT
CONVERTIBLE DEBENTURES -- .3%
              BUILDING, CONSTRUCTION &
              FURNISHINGS -- .0% (A)
$   500,000   Engle Homes, Inc.
              7.00%, 3/1/03...................        435,000
              HEALTHCARE PRODUCTS &
              SERVICES -- .1%
    750,000   Maxxim Medical, Inc.
              6.75%, 3/1/03...................        727,500
              INDUSTRIAL SPECIALTY PRODUCTS &
              SERVICES -- .1%
  2,000,000   Robbins & Myers, Inc.
              6.50%, 9/1/03...................      2,250,000
              NATURAL GAS -- .1%
  1,328,000   Consolidated Natural Gas Co.
              7.25%, 12/15/15.................      1,402,700
              TOTAL CONVERTIBLE DEBENTURES
                (COST $4,784,665).............      4,815,200
U.S. GOVERNMENT & AGENCY
OBLIGATIONS -- 35.3%
              TENNESSEE VALLEY AUTHORITY --
              1.1%
  8,000,000   7.25%, 7/15/43..................      7,807,232
 10,000,000   7.85%, 6/15/44..................     10,112,200
                                                   17,919,432
              FEDERAL NATIONAL MORTGAGE
              ASSN. -- .1%
  1,000,000   8.10%, 8/12/19..................      1,121,520

                           EVERGREEN FOUNDATION FUND
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1996
(Picture of statue appears here)

 PRINCIPAL
   AMOUNT                                          VALUE
U.S. GOVERNMENT & AGENCY
OBLIGATIONS -- CONTINUED
               U.S. TREASURY BONDS -- 30.0%
$150,000,000   6.25%, 8/15/23................. $  140,625,000
 125,000,000   7.125%, 2/15/23................    130,468,750
  49,000,000   7.25%, 5/15/16.................     51,756,250
   7,000,000   7.625%, 11/15/22...............      7,726,250
  10,000,000   8.00%, 11/15/21................     11,465,620
  25,000,000   8.125%, 5/15/21................     29,007,800
  50,000,000   8.125%, 8/15/19................     57,796,850
  30,000,000   8.375%, 8/15/08................     33,215,610
  10,000,000   8.50%, 2/15/20.................     12,003,120
   7,000,000   10.00%, 5/15/10................      8,561,875
   1,000,000   10.625%, 8/15/15...............      1,413,750
                                                  484,040,875
               U.S. TREASURY NOTES -- 4.1%
  30,000,000   5.75%, 8/15/03.................     29,109,360
  15,000,000   6.50%, 8/15/05.................     15,107,805
  13,000,000   7.25%, 5/15/04.................     13,686,556
   8,000,000   7.25%, 8/15/04.................      8,425,000
                                                   66,328,721
               TOTAL U.S. GOVERNMENT & AGENCY
               OBLIGATIONS
               (COST $578,814,301)............    569,410,548
SHORT-TERM INVESTMENTS -- 8.0%
  14,000,000   A.H. Robins Co., Inc.
               5.55%, 2/6/97..................     13,922,300
  12,000,000   B.I. Funding, Inc.
               5.50%, 2/19/97.................     11,910,167
               Eiger Capital Corp.
     800,000   5.45%, 1/13/97.................        798,547
   5,600,000   5.50%, 1/16/97.................      5,587,166
  47,000,000   Federal National Mortgage
               Association Discount Notes
               5.28%, 2/3/97..................     46,772,520
   1,700,000   Gold Crown Managers Acceptance
               5.65%, 1/22/97.................      1,694,397
 PRINCIPAL
   AMOUNT                                          VALUE
SHORT-TERM INVESTMENTS -- CONTINUED
               Golden Managers Acceptance
               Corp.
$  4,800,000   5.45%, 1/8/97.................. $    4,794,913
   1,300,000   5.45%, 1/22/97.................      1,295,867
     500,000   J.P. Morgan & Co., Inc.
               5.47%, 1/16/97.................        498,860
     400,000   Johnson Control, Inc.
               6.20%, 1/15/97.................        399,036
     450,000   Mitsubishi International Corp.
               5.55%, 1/9/97..................        449,445
   4,400,000   Montana Blanc Capital Corp.
               5.45%, 1/13/97.................      4,392,007
  10,400,000   PHH Corp.
               5.50%, 2/7/97..................     10,341,211
  21,400,000   Receivables Capital Corp.
               5.70%, 1/27/97.................     21,311,903
               Unifunding, Inc.
     400,000   5.44%, 1/6/97..................        399,698
   2,000,000   5.55%, 2/7/97..................      1,988,592
   2,600,000   Virginia Electric & Power Co.
               5.40%, 1/10/97.................      2,596,490
               TOTAL SHORT-TERM INVESTMENTS
               (COST $129,153,119)............    129,153,119

              TOTAL INVESTMENTS --
              (COST $1,400,296,181)..  99.5%    1,604,798,782
              OTHER ASSETS AND
                LIABILITIES -- NET...   0.5         7,357,308
              NET ASSETS............. 100.0%   $1,612,156,090

 * Non-income producing securities.
** At December 31, 1996 the Fund owned 58,500 shares of common stock of First
   Union at a cost of $2,358,441. During the period ended December 31, 1996 the Fund earned $128,700 in dividend income from this investment. These shares were purchased by the Fund prior to the acquisition of the investment adviser and Lieber & Company by First Union.
 + Consists of one share Starwood Lodging Trust and one share Starwood Lodging
   Corp. common stock.
 (a) Less than one tenth of one percent.
ADR -- American Depositary Receipts
BUCS -- Beneficial Unsecured Convertible Securities
PEPS -- Participating Equity Preferred Shares
See accompanying notes to financial statements.
36

                           EVERGREEN FOUNDATION FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996
(Picture of statue appears here)

ASSETS:
   Investments at value (identified cost $1,400,296,181).......................................................  $1,604,798,782
   Cash........................................................................................................         843,137
   Dividends and interest receivable...........................................................................      14,449,437
   Receivable for Fund shares sold.............................................................................       5,517,342
   Receivable for investments sold.............................................................................       2,177,770
   Prepaid expenses............................................................................................          22,777
         Total assets..........................................................................................   1,627,809,245
LIABILITIES:
   Payable for investments purchased...........................................................................      10,955,973
   Payable for Fund shares repurchased.........................................................................       1,991,834
   Accrued advisory fee........................................................................................       1,077,476
   Distribution fee payable....................................................................................         855,281
   Accrued expenses............................................................................................         772,591
         Total liabilities.....................................................................................      15,653,155
NET ASSETS.....................................................................................................  $1,612,156,090
NET ASSETS CONSIST OF:
   Paid-in capital.............................................................................................  $1,398,455,698
   Undistributed net investment income.........................................................................          25,764
   Undistributed net realized gain on investment transactions..................................................       9,172,027
   Net unrealized appreciation of investments..................................................................     204,502,601
         Net assets............................................................................................  $1,612,156,090
CALCULATION OF NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares ($206,331,719 (division sign) 12,795,763 shares of beneficial interest outstanding)..........  $        16.13
   Sales charge -- 4.75% of offering price.....................................................................             .80
         Maximum offering price................................................................................  $        16.93
   Class B Shares ($570,405,287 (division sign) 35,506,081 shares of beneficial interest outstanding)..........  $        16.07
   Class C Shares ($26,576,977 (division sign) 1,654,832 shares of beneficial interest outstanding)............  $        16.06
   Class Y Shares ($808,842,107 (division sign) 50,106,550 shares of beneficial interest outstanding)..........  $        16.14

See accompanying notes to financial statements.
                                                                              37

                           EVERGREEN FOUNDATION FUND
                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1996
(Picture of statue appears here)

INVESTMENT INCOME:
   Dividends...................................................................................                $ 15,724,373
   Interest....................................................................................                  48,429,872
         Total investment income...............................................................                  64,154,245
EXPENSES:
   Advisory fee................................................................................  $11,140,780
   Distribution fee -- Class A Shares..........................................................      414,289
   Distribution fee -- Class B Shares..........................................................    3,487,899
   Shareholder services fee -- Class B Shares..................................................    1,162,633
   Distribution fee -- Class C Shares..........................................................      152,488
   Shareholder services fee -- Class C Shares..................................................       50,829
   Transfer agent fee..........................................................................    1,331,778
   Registration and filing fees................................................................      408,920
   Custodian fee...............................................................................      365,915
   Reports and notices to shareholders.........................................................      294,100
   Professional fees...........................................................................       81,041
   Insurance...................................................................................       41,820
   Trustees' fees and expenses.................................................................        7,176
   Miscellaneous...............................................................................       21,600
         Total expenses........................................................................                  18,961,268
Net investment income..........................................................................                  45,192,977
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investment transactions................................................                  21,629,530
   Net increase in unrealized appreciation of investments......................................                  96,176,448
Net gain on investments........................................................................                 117,805,978
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................................                $162,998,955

See accompanying notes to financial statements.
38

                           EVERGREEN FOUNDATION FUND
                       STATEMENT OF CHANGES IN NET ASSETS
(Picture of statue appears here)

                                                                                                     YEAR ENDED
                                                                                                    DECEMBER 31,
                                                                                              1996              1995
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income...............................................................  $   45,192,977    $    22,897,807
   Net realized gain on investment transactions........................................      21,629,530          9,385,074
   Net change in unrealized appreciation of investments................................      96,176,448        121,111,375
         Net increase in net assets resulting from operations..........................     162,998,955        153,394,256
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME:
   Class A Shares......................................................................      (5,718,718)        (1,908,188)
   Class B Shares......................................................................     (12,786,120)        (4,488,521)
   Class C Shares......................................................................        (568,120)          (170,820)
   Class Y Shares......................................................................     (26,366,104)       (16,164,235)
      Total distributions from net investment income...................................     (45,439,062)       (22,731,764)
   NET REALIZED GAIN ON INVESTMENTS:
   Class A Shares......................................................................      (1,819,496)          (993,303)
   Class B Shares......................................................................      (5,077,907)        (2,824,116)
   Class C Shares......................................................................        (231,947)          (113,415)
   Class Y Shares......................................................................      (7,335,097)        (7,827,124)
      Total distributions from net realized gain on investments........................     (14,464,447)       (11,757,958)
         Total distributions to shareholders...........................................     (59,903,509)       (34,489,722)
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold...........................................................     717,070,601        652,779,207
   Proceeds from reinvestment of distributions.........................................      55,523,207         32,843,419
   Payment for shares redeemed.........................................................    (301,222,020)       (98,358,101)
      Net increase resulting from Fund share transactions..............................     471,371,788        587,264,525
         Net increase in net assets....................................................     574,467,234        706,169,059
NET ASSETS:
   Beginning of year...................................................................   1,037,688,856        331,519,797
   End of year (including undistributed net investment income of $25,764 and $271,849,
     respectively).....................................................................  $1,612,156,090    $ 1,037,688,856

See accompanying notes to financial statements.
                                                                              39

                          EVERGREEN FOUNDATION FUND --
                            CLASS A, B AND C SHARES
                              FINANCIAL HIGHLIGHTS
(Picture of statue appears here)

                                                                   CLASS A                     CLASS B              CLASS C
                                                                         JANUARY 3,                  JANUARY 3,
                                                              YEAR         1995*          YEAR         1995*          YEAR
                                                             ENDED        THROUGH        ENDED        THROUGH        ENDED
                                                          DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                              1996          1995          1996          1995          1996
PER SHARE DATA:
Net asset value, beginning of period.....................    $15.12        $12.24        $15.07        $12.24        $15.07
Income from investment operations:
 Net investment income...................................       .50           .44           .40           .36           .40
 Net realized and unrealized gain on investments.........      1.16          3.14          1.15          3.09          1.14
   Total from investment operations......................      1.66          3.58          1.55          3.45          1.54
Less distributions to shareholders from:
 Net investment income...................................      (.50)         (.47)         (.40)         (.39)         (.40)
 Net realized gain on investments........................      (.15)         (.23)         (.15)         (.23)         (.15)
   Total distributions...................................      (.65)         (.70)         (.55)         (.62)         (.55)
Net asset value, end of period...........................    $16.13        $15.12        $16.07        $15.07        $16.06
TOTAL RETURN+............................................     11.3%         29.7%         10.5%         28.7%         10.4%
RATIOS & SUPPLEMENTAL DATA:
 Net assets, end of period (in millions).................      $206          $107          $570          $296           $27
Ratios to average net assets:
 Expenses................................................     1.24%         1.33%++#      1.99%         2.07%++       1.99%
 Net investment income...................................     3.39%         3.73%++#      2.64%         2.99%++       2.64%
Portfolio turnover rate..................................       10%           28%           10%           28%           10%
Average commission rate paid per share...................    $.0649           N/A        $.0649           N/A        $.0649

                                                            JANUARY 3,
                                                              1995*
                                                             THROUGH
                                                           DECEMBER 31,
                                                               1995
PER SHARE DATA:
Net asset value, beginning of period.....................     $12.24
Income from investment operations:
 Net investment income...................................        .34
 Net realized and unrealized gain on investments.........       3.09
   Total from investment operations......................       3.43
Less distributions to shareholders from:
 Net investment income...................................       (.37)
 Net realized gain on investments........................       (.23)
   Total distributions...................................       (.60)
Net asset value, end of period...........................     $15.07
TOTAL RETURN+............................................      28.5%
RATIOS & SUPPLEMENTAL DATA:
 Net assets, end of period (in millions).................        $11
Ratios to average net assets:
 Expenses................................................      2.23%++#
 Net investment income...................................      2.83%++#
Portfolio turnover rate..................................        28%
Average commission rate paid per share...................        N/A

*  Commencement of class operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
++ Annualized.
# Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of operating expenses and net investment income to average net assets would have been the following:

                                                                                JANUARY 3, 1995*
                                                                                     THROUGH
                                                                                DECEMBER 31, 1995
                                                                               CLASS A     CLASS C
                                                                               SHARES      SHARES
Expenses...................................................................      1.34%       2.37%
Net investment income......................................................      3.72%       2.69%

See accompanying notes to financial statements.
40

                          EVERGREEN FOUNDATION FUND --
                                 CLASS Y SHARES
                      FINANCIAL HIGHLIGHTS -- (CONTINUED)
(Picture of statue appears here)

                                                                                               YEAR ENDED DECEMBER 31,
                                                                                          1996      1995      1994      1993
PER SHARE DATA:
Net asset value, beginning of year....................................................   $15.13    $12.27    $13.12    $11.98
Income (loss) from investment operations:
 Net investment income................................................................      .54       .51       .42       .31
 Net realized and unrealized gain (loss) on investments...............................     1.16      3.07      (.57)     1.55
   Total from investment operations...................................................     1.70      3.58      (.15)     1.86
Less distributions to shareholders from:
 Net investment income................................................................     (.54)     (.49)     (.42)     (.31)
 Net realized gain on investments.....................................................     (.15)     (.23)     (.28)     (.41)
   Total distributions................................................................     (.69)     (.72)     (.70)     (.72)
Net asset value, end of year..........................................................   $16.14    $15.13    $12.27    $13.12
TOTAL RETURN+.........................................................................    11.5%     29.7%     (1.1%)    15.7%
RATIOS & SUPPLEMENTAL DATA:
 Net assets, end of year (in millions)................................................     $809      $623      $332      $240
Ratios to average net assets:
 Expenses.............................................................................     .99%     1.07%     1.14%     1.20%
 Net investment income................................................................    3.64%     3.89%     3.51%     2.81%
Portfolio turnover rate...............................................................      10%       28%       33%       60%
Average commission rate paid per share................................................   $.0649       N/A       N/A       N/A

                                                                                         1992
PER SHARE DATA:
Net asset value, beginning of year....................................................  $10.75
Income (loss) from investment operations:
 Net investment income................................................................     .27
 Net realized and unrealized gain (loss) on investments...............................    1.83
   Total from investment operations...................................................    2.10
Less distributions to shareholders from:
 Net investment income................................................................    (.24)
 Net realized gain on investments.....................................................    (.63)
   Total distributions................................................................    (.87)
Net asset value, end of year..........................................................  $11.98
TOTAL RETURN+.........................................................................   20.0%
RATIOS & SUPPLEMENTAL DATA:
 Net assets, end of year (in millions)................................................     $64
Ratios to average net assets:
 Expenses.............................................................................   1.40%#
 Net investment income................................................................   2.93%#
Portfolio turnover rate...............................................................    127%
Average commission rate paid per share................................................     N/A

+ Total return is calculated on net asset value per share for the periods indicated and is not annualized.
# Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets, would have been the following:

                                                                                 YEAR ENDED
                                                                              DECEMBER 31, 1992
Expenses..................................................................           1.43%
Net investment income.....................................................           2.90%

See accompanying notes to financial statements.
                                                                              41

                    EVERGREEN TAX STRATEGIC FOUNDATION FUND
(Picture of dam appears here)
A REPORT FROM YOUR
PORTFOLIO MANAGERS
STEPHEN A. LIEBER
JAMES T. COLBY, III
   Evergreen Tax Strategic Foundation Fund (Class Y, no-load (Picture of Stephen
shares) provided a 15.8%* total return for 1996. This result      A. Lieber
brings the Fund's average annual compound return for the        appears here)
period since inception on November 2, 1993, through December
31, 1996, to 15.5%.
   The Fund (Class Y shares) provided 1996 tax exempt interest (Picture of James
distributions of $0.224 per share**, ordinary income             T. Colby, III
distributions of $0.155 per share, and long-term capital gain     appears here)
distributions of $0.204 per share. For the investor who held
$10,000 in the Fund at December 31, 1995, the holding at 1996 year-end had a value of $11,557, and the taxes to be paid as a result of the holding were only $94***, assuming the investor is in the 36% ordinary income bracket, and 28% capital gains bracket (without reference to any possible state tax payments).
The Fund's Class A shares provided 1996 tax-exempt interest
distributions of $0.203 per share**, ordinary income
distributions of $0.149 per share, and long-term capital gain distributions of $0.204 per share. A $10,000 investment in the
Fund's Class A shares at December 31, 1995, had a 1996 year-end value of $10,991, and the taxes to be paid as a result of the holding were only $88***, assuming the investor is in the 36%
ordinary income bracket, and 28% capital gains bracket (without reference to any possible state tax payments). These figures illustrate the Fund's endeavor to achieve its objectives of
maximizing the after-tax total return on its portfolio investments.
   The driving force for the Fund's performance in 1996 was the common stock portfolio. It provided an as-weighted return of 35.2%, well above the market average of 23.0% for the Standard & Poor's 500 Reinvested Index+. The tax exempt bond portfolio, in contrast, provided a total return of 0.3%, as compared with 4.4% for the Lehman Municipal Bond Index++. The overall portfolio result of 15.8% compared with the total return for Lipper Balanced Funds Average of 13.8% for the 272 balanced funds tracked during that time by Lipper Analytical Services, Inc., an independent mutual funds performance monitor+++. The 12-month total
FIGURES REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS.
  * PERFORMANCE FIGURES INCLUDE REINVESTMENT OF INCOME DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
    CLASS A SHARES ARE SUBJECT TO A MAXIMUM 4.75% FRONT END SALES CHARGE. THE FUND ALSO OFFERS CLASS B SHARES WHICH ARE SUBJECT TO A MAXIMUM 5% CONTINGENT DEFERRED SALES CHARGE, AND CLASS C SHARES WHICH ARE SUBJECT TO A 1% CONTINGENT DEFERRED SALES CHARGE WITHIN THE FIRST YEAR OF PURCHASE. PERFORMANCE FOR THESE CLASSES OF SHARES MAY BE DIFFERENT.
 ** THIS INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES. SOME OF THIS INCOME MAY
    BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX FOR CERTAIN INVESTORS.
*** TAXES PAID WOULD BE LOWER FOR INVESTORS IN LOWER TAX BRACKETS AND HIGHER FOR
    INVESTORS IN HIGHER TAX BRACKETS.
  + THE S&P 500 IS AN UNMANAGED INDEX OF COMMON STOCKS IN INDUSTRY,
    TRANSPORTATION, FINANCE, AND PUBLIC UTILITIES, DENOTING GENERAL MARKET PERFORMANCE AS MONITORED BY STANDARD & POOR'S CORP. AN INVESTMENT CAN NOT BE MADE IN AN INDEX.
 ++ THE LEHMAN MUNICIPAL BOND INDEX IS AN UNMANAGED REINVESTED INDEX OF SELECT
    MUNICIPAL BONDS.
+++ SOURCE: LANA (LIPPER ANALYTICAL NEW APPLICATIONS) LIPPER ANALYTICAL SERVICES
    INC., IS AN INDEPENDENT MUTUAL FUNDS PERFORMANCE MONITOR. LIPPER AVERAGE DOES NOT INCLUDE SALES CHARGES, AND IF INCLUDED PERFORMANCE COULD BE LOWER.
42

                    EVERGREEN TAX STRATEGIC FOUNDATION FUND
(Picture of dam appears here)
A REPORT FROM YOUR
PORTFOLIO MANAGERS -- (CONTINUED)
return ended December 31, for the Fund's Class A shares was 9.9%*. The average annual compound return for the Fund's Class A shares for the period since their inception on January 17, 1995, through December 31, 1996, was 17.5%. (Please see page 45 for additional performance information.)
   The top ten equity performers in the Fund during the year ranged in appreciation from 226.9% for the shares of PHH Corp., to 57.8% for the shares of International Business Machines Corp (IBM). Others in this group were: Intel Corp., +130.5%, Lucent Technologies Inc., +71.3%, Patriot American Hospitality, Inc., +66.6%, Lincare Holdings, Inc., +63.8%, Capstead Mortgage Corp., +61.0%, Harman International Industries, Inc., +60.2%, BankUnited Financial Corp., +60.1%, and Adidas AG, +59.9%. By year-end, only five of the Fund's holdings had losses in excess of 10%, and each of these five, AMP, Inc.; Cadmus Communications Corp.; Continental Homes Holding Corp.; Furon Co.; and North American Mortgage Co., had been under tax-loss pressure. Electrical equipment and electronics was the best performing industry among the Fund's holdings, with an as-weighted return of 60.8% for the group. Their performance was led by shares in Intel Corp. Banks was the second leading performer, led by shares in Bank of Boston Corp., which provided a 41.1% return for the year. This is the second largest holding in the Fund. Similar levels of performance in industry groups were in health care products and services where Lincare Holdings, Inc. was the leader, information services and technology, led by IBM, and thrift institutions led by BankUnited Financial Corp.
   Mergers and acquisitions played a significant role in the achievement of capital appreciation by securities which originally were purchased as comparatively undervalued. Seven acquisitions were initiated or completed during the year, with an average gain of 53.1% on those completed. The leader among them was in the shares of Baybanks, Inc., which was acquired by Bank of Boston Corp. for an increase of 149.3% in the two years and eight months since the shares were purchased. The major uncompleted transaction at year-end was in the shares of PHH Corp. which is to be acquired by HFS Inc. at $49.50 per share. The entire position was sold after the acquisition announcement for a 93.2% gain after a one-year and one-month holding period. Additional shares were then purchased on weakness. These acquisitions demonstrate our strategy of purchasing growth opportunities on an undervalued basis. Each of the businesses acquired, or to be acquired, represent, we believe, an outstanding business franchise.
   For new purchases, the Fund took advantage of undervaluation during periods of market weakness. Our heaviest buying was during sharp market sell-offs in January, July, and then at the tax-loss selling period at year-end. The results were often highly profitable. Illustrative was the fact that the shares of Aspect Telecommunications Corp. purchased in July, produced an appreciation of 104.8% by year-end. Similarly, shares of IBM purchased in January, provided a 57.6% appreciation by year-end. The largest single purchase made during the year was in the shares of Standard Federal Bancorporation, Inc., which was purchased in October and, subsequently, received an acquisition bid from ABN AMRO Holdings N.V., providing a 19.5% return in three months.
   With the Fund's emphasis on tax-efficiency, we deemed it appropriate to take losses in tax exempt bonds during periods of bond market declines so that we could use these losses to offset profits realized on common stocks. Illustrative was the sale of bonds of the Regional Transportation Authority of Illinois, 6.70% due 2021. These were sold with a 6.1% loss in September, when we judged that the bond market had approached
                                                                              43

                    EVERGREEN TAX STRATEGIC FOUNDATION FUND
(Picture of dam appears here)
A REPORT FROM YOUR
PORTFOLIO MANAGERS -- (CONTINUED)
its bottom for the year. The proceeds from this sale, as in similar transactions, were reinvested in similar bonds, insured| or of AAA quality, but repositioned on the yield curve to maximize our opportunities under a curve-steepening scenario. Common stocks with losses were also sold to offset gains, frequently with a doubling up purchase thirty one days prior to the sale, as allowed by the tax law.
   The municipal bond portfolio of the Fund had a performance which could be described as having modest volatility throughout the year and nominal final returns. In general, municipal bonds outperformed U.S. Treasury bonds in 1996, as demonstrated by the return of the Lehman Municipal Bond Index of 4.4% versus that of the Lehman Treasury Index of 2.7%. While the yield on long-term U.S. Treasuries gyrated from an opening year's low of 5.97% to its high of 7.19% in mid-summer, and closed at 6.64% at year-end, municipals experienced less volatility. Municipals, which generally mirror the Treasury market, followed in a similar path, but, overall, performed better due to strong seasonal demand features, with only a slight increase in new issue supply. And once the political landscape became clear -- with flat-tax anxieties set aside -- the oversold municipal yield curve quickly readjusted during the fourth quarter to a more normal condition, giving a boost to year-end prices. Notwithstanding the generally negative environment for fixed income investment during the year, there were examples of superior performance among the Fund's holdings. Returns of 10% or better were provided by issues such as Clark County, Nevada, 6% due 2022, Arapaho County, Colorado, 6.15% due 2026, Illinois Toll Road, 6.20% due 2016, and Connecticut State Health and Educational Authority, 5.40% due 2023. Each of these carried bond insurance so that their credit rating is of the highest quality, yet the combination of thoughtful research and market timing contributed to their outstanding returns.
   Looking ahead into 1997, we anticipate a less volatile bond market and a continued favorable stock market environment, especially for those issues reflecting companies with extraordinary growth of profitability through new products and services, and which represent undervalued businesses in terms of growth opportunity and franchise values. We believe that the portfolio is well structured in both of these segments.
   We particularly appreciate the many new shareholders who have joined Evergreen Tax Strategic Foundation Fund this year, understanding our aim at providing capital appreciation and tax exempt returns in a most efficient and fruitful manner.
| THESE BONDS ARE INSURED AS TO PAYMENT OF PRINCIPAL AND INTEREST. THE FUND ITSELF IS NOT INSURED NOR IS THE VALUE OF ITS SHARES GUARANTEED.
44

                    EVERGREEN TAX STRATEGIC FOUNDATION FUND
(Picture of dam appears here)
RESULTS TO DATE
PERFORMANCE OF $10,000 INVESTED IN THE
EVERGREEN TAX STRATEGIC FOUNDATION FUND
     The graphs below compare a $10,000 investment in the Evergreen Tax Strategic Foundation Fund (Class A, Class B, Class C and Class Y Shares) with a similar investment in the S&P 500 and the Lehman Municipal Bond Indexes ("Indexes").
                              [CHARTS TO FOLLOW.]

CLASS A
1-YEAR TOTAL RETURN = 9.9%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION = 17.5%

             $8,000     $10,000     $12,000     $14,000     $16,000     $18,000
1/17/95*
6/30/95
12/31/95
6/30/96
12/31/96

CLASS B
1-YEAR TOTAL RETURN = 9.7%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION = 18.4%

             $8,000     $10,000    $12,000     $16,000      $18,000
1/8/95*
6/30/95
12/31/95
6/30/96
12/31/96

CLASS C
1-YEAR TOTAL RETURN = 13.5%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION = 19.6%

             $8,000      $10,000     $12,000      $14,000     $16,000    $18,000
3/3/95*
6/30/95
12/31/95
6/30/96
12/31/96

CLASS Y
1-YEAR TOTAL RETURN = 15.8%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION = 15.5%

             $8,000     $10,000     $12,000     $14,000    $16,000     $18,000
1/2/90*
12/31/91
12/31/92
12/31/93
12/31/94
12/31/95
12/31/96

EVERGREEN TAX FOUNDATION FUND
S&P 500 INDEX
LEIMAN MUNICIPAL BOND INDEX

*Commencement of class operations.
 PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE RESULTS. MUTUAL FUNDS
                                      ARE
 NOT OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK AND ARE NOT FEDERALLY INSURED.
     For the purposes of the graphs and the accompanying tables, it has been assumed that (a) the maximum sales charge of 4.75% was deducted from the initial $10,000 investment in Class A Shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C Shares, assuming full redemption on December 31, 1996; (c) all recurring fees (including investment advisory fees) net of fee waivers and reimbursements were deducted; and (d) all dividends and distributions were reinvested.
     The Indexes are unmanaged and include the reinvestment of income, but do not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund.
                                                                              45

                    EVERGREEN TAX STRATEGIC FOUNDATION FUND
                            STATEMENT OF INVESTMENTS
                               DECEMBER 31, 1996
(Picture of dam appears here)

  SHARES                                             VALUE
COMMON STOCKS -- 46.5%
             BANKS -- 7.9%
    19,500   Bank of Boston Corp................. $ 1,252,875
    10,000   Barnett Banks, Inc..................     411,250
    25,000   Beverly Bancorporation, Inc.........     451,563
     5,000   Comerica, Inc.......................     261,875
     1,900   First Empire State Corp.............     547,200
    11,000   First of America Bank Corp..........     661,375
     1,500   First Union Corp. **................     111,000
     1,100   Interchange Financial Services
             Corp................................      27,088
     6,000   Seacoast Banking Corp. of Florida
             Cl. A...............................     156,375
     4,837   SouthTrust Corp.....................     168,690
    10,100   Standard Federal Bank...............     574,437
                                                    4,623,728
             BUILDING, CONSTRUCTION &
             FURNISHINGS -- .9%
    25,000   Clayton Homes, Inc..................     337,500
    15,000*  Southern Energy Homes, Inc..........     172,500
                                                      510,000
             BUSINESS EQUIPMENT &
             SERVICES -- .9%
     2,000   International Business
             Machines Corp.......................     302,000
     5,000   Lucent Technologies, Inc............     231,250
                                                      533,250
             CHEMICALS & AGRICULTURAL
             PRODUCTS -- 1.1%
    11,000   Morton International, Inc...........     448,250
     3,000   Pioneer Hi-Bred International,
             Inc.................................     210,000
                                                      658,250
             CONSUMER PRODUCTS & SERVICES -- 2.7%
    10,000   Adidas AG ADS, 144A.................     427,500
     8,000   International Flavors &
             Fragrances, Inc.....................     360,000
     2,000*  National Processing, Inc............      32,000
    10,500   Toro Co. (The)......................     383,250
     6,000   V. F. Corp..........................     405,000
                                                    1,607,750
             DIVERSIFIED COMPANIES -- .6%
     7,000   Dover Corp..........................     351,750
             ELECTRICAL EQUIPMENT &
             ELECTRONICS -- 8.0%
     6,000   AMP, Inc............................     230,250
     8,000   Avnet, Inc..........................     466,000
     6,000   Baldor Electric Co..................     147,750
  SHARES                                             VALUE

             ELECTRICAL EQUIPMENT &
             ELECTRONICS -- CONTINUED

     5,000*  Gateway 2000, Inc................... $   267,812
    13,000   Harman International
             Industries, Inc.....................     723,125
    18,000   Hewlett-Packard Co..................     904,500
    12,000   Intel Corp..........................   1,571,250
    11,800   Park Electrochemical Corp...........     268,450
     7,500*  Southern Electronics Corp...........      93,750
                                                    4,672,887
             FINANCE & INSURANCE -- 4.6%
    10,000   Countrywide Credit Industries,
             Inc.................................     286,250
     3,000   Enhance Financial Services
             Group, Inc..........................     109,500
    10,000   FBL Financial Group, Inc............     248,750
    12,000   Federal National Mortgage Assn......     447,000
    20,000*  FPIC Insurance Group, Inc...........     270,000
     4,000   Marsh & McLennan Co., Inc...........     416,000
    13,000   North American Mortgage Co..........     256,750
    13,000   PHH Corp............................     559,000
     2,500   Wilmington Trust Corp...............      98,750
                                                    2,692,000
             HEALTHCARE PRODUCTS &
             SERVICES -- 3.8%
     7,000   Abbott Laboratories.................     355,250
     4,000   American Home Products Corp.........     234,500
     2,000   Beckman Instruments, Inc............      76,750
     8,250*  Bio-Rad Laboratories, Inc. Cl. A....     247,500
     9,000   Lilly (Eli) & Co....................     657,000
     5,000*  Lincare Holdings, Inc...............     205,000
     3,000   Medtronic, Inc......................     204,000
     5,000   Shared Medical System Corp..........     246,250
                                                    2,226,250
             INDUSTRIAL SPECIALTY PRODUCTS &
             SERVICES -- 3.7%
     3,300   Applied Power, Inc..................     130,763
     5,000   Cadmus Communications Corp..........      77,500
     7,500*  Chemfab Corp........................     105,000
     8,000   Fisher Scientific International,
             Inc.................................     377,000
    10,000   Furon Co............................     212,500
    14,100   Kysor Industrial Corp...............     460,012
     6,900   Snap-on, Inc........................     245,812
     4,000   Timken Co. (The)....................     183,500
    10,000*  UCAR International, Inc.............     376,250
                                                    2,168,337

                    EVERGREEN TAX STRATEGIC FOUNDATION FUND
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1996
(Picture of dam appears here)

  SHARES                                             VALUE
COMMON STOCKS -- CONTINUED
             PUBLISHING, BROADCASTING &
             ENTERTAINMENT -- .6%
    10,000   A. H. Belo Corp..................... $   348,750
             REAL ESTATE -- 6.6%
     1,500*  Alexander's, Inc....................     118,688
    20,000   Brandywine Realty Trust.............     390,000
    12,000   Capstead Mortgage Corp..............     288,000
     6,400   Continental Homes Holding Corp......     136,000
    40,000   CWM Mortgage Holdings, Inc..........     860,000
    13,500   Gables Residential Trust............     391,500
       438*  Homestead Village Properties,
             Inc.................................       7,884
       293*  Homestead Village Properties, Inc.
             Warrants expiring 10/29/97 @$10.....       2,381
    15,000*  Interstate Hotels Co................     423,750
     7,000   Patriot American Hospitality,
             Inc.................................     301,875
    20,000   Prentiss Properties Trust...........     500,000
     3,485   Security Capital Pacific Trust......      79,719
    25,000   Sunstone Hotel Investors, Inc.......     328,125
                                                    3,827,922
             RETAILING -- 1.4%
    11,000   Lowe's Cos., Inc....................     390,500
     8,200   Mercantile Stores Co., Inc..........     404,875
                                                      795,375
             THRIFT INSTITUTIONS -- 1.1%
    18,000   Bank United Corp....................     481,500
    15,000   BankUnited Financial Corp...........     150,000
                                                      631,500
             UTILITIES -- ELECTRIC -- .5%
     9,900   TNP Enterprises, Inc................     271,013
             UTILITIES -- GAS -- .5%
     7,500   Williams Cos., Inc. (The)...........     281,250
             UTILITIES -- TELEPHONE -- 1.6%
    10,000*  360 Communications Co...............     231,250
    15,000   Frontier Corp.......................     339,375
     8,000   GTE Corp............................     364,000
                                                      934,625
             TOTAL COMMON STOCKS
               (COST $20,756,100)................  27,134,637

PRINCIPAL
  AMOUNT                                             VALUE
MUNICIPAL OBLIGATIONS -- 51.7%
             LONG-TERM  -- 45.0%
             ALASKA -- 1.7%
$1,000,000   Alaska Hsg. Fin. Corp. Mtge. RB,
             1996 Ser. A
             6.05%, 12/1/17 (MBIA)............... $ 1,007,320
             ARIZONA -- .9%
   500,000   City of Tucson GO Refunding Bonds,
             Ser. 1995
             5.70%, 7/1/08 (FGIC)................     525,510
             CALIFORNIA -- 2.6%
   500,000   California Edl. Facs. Auth. RB
             (Carnegie Institution of
             Washington), Ser. A
             5.60%, 10/1/23......................     491,110
 1,000,000   State of California
             Various Purpose GO
             5.90%, 4/1/23 (FGIC)................   1,020,170
                                                    1,511,280
             COLORADO -- 3.5%
   500,000   Arapahoe Cnty. Pub. Hwy. Auth.
             Capital Imp. Trust Fund Hwy. RB
             (E-470 Proj.)
             6.15%, 8/31/26 (MBIA)...............     530,765
 1,000,000   City & Cnty. of Denver Arpt. Sys.
             RB, Ser. 1995C (AMT)
             5.60%, 11/15/25 (MBIA)..............     966,630
   500,000   School Dist. No. 1 in the City &
             Cnty. of Denver GO Refunding Bonds,
             Ser. 1994A
             6.50%, 6/1/10 (MBIA)................     563,230
                                                    2,060,625
             CONNECTICUT -- .4%
   250,000   State of Connecticut Hlth. & Edl.
             Facs. Auth. Kent School Issue RB,
             Ser. B
             5.40%, 7/1/23 (MBIA)................     244,150
             DELAWARE -- 1.9%
 1,000,000   Delaware Econ. Dev. Auth. Hosp. RB
             (The Osteopathic Hosp. Assoc. of
             Delaware/Riverside Hosp.), Escrowed
             to Maturity, Ser. A
             6.50%, 1/1/08.......................   1,106,360
             FLORIDA -- 2.3%
   500,000   City of Palm Bay Util. Sys. RRB
             (Palm Bay Util. Corp. Proj.), Ser.
             1994
             5.00%, 10/1/15 (MBIA)...............     465,405

                                                                              47

                    EVERGREEN TAX STRATEGIC FOUNDATION FUND
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1996
(Picture of dam appears here)

PRINCIPAL
  AMOUNT                                             VALUE

MUNICIPAL OBLIGATIONS -- CONTINUED
             FLORIDA -- CONTINUED

$  300,000   Dade Cnty. Aviation RRB, Ser. 1995A
             6.10%, 10/1/11 (AMBAC).............. $   318,285
   500,000   Orange Cnty. Hlth. Facs. Auth. Hosp.
             RB (Orlando Regional Healthcare
             Sys.), Ser. 1996C
             6.25%, 10/1/16 (MBIA)...............     551,820
                                                    1,335,510
             HAWAII -- 1.9%
 1,000,000   State of Hawaii GO, 1990 Ser. BS
             Prerefunded @$101
             7.00%, 9/1/03.......................   1,098,810
             ILLINOIS -- 1.4%
   500,000   Forest Preserve Dist. of Cook Cnty.
             GO Ltd. Tax Bonds, Ser. 1996
             5.80%, 11/1/16 (MBIA)...............     503,230
   300,000   Illinois St. Toll Hwy. Auth. Toll
             Hwy. Priority RB, 1992 Ser. A
             6.20%, 1/1/16 (FGIC)................     314,631
                                                      817,861
             MASSACHUSETTS -- .9%
   250,000   Massachusetts Hsg. Fin. Agcy. Hsg.
             Proj. RRB, 1993 Ser. A
             5.95%, 10/1/08 (AMBAC)..............     256,025
   250,000   Massachusetts Bay Trans. Auth.
             General Trans. Sys. Bonds, Ser.
             1994A
             7.00%, 3/1/08.......................     289,112
                                                      545,137
             MICHIGAN -- .6%
   300,000   Michigan Muni. Bond Auth. Local
             Govt. Loan Prog. RB, Ser 1994G
             6.55%, 11/1/08 (AMBAC)..............     335,127
             MISSOURI -- 3.5%
   500,000   Missouri Hsg. Dev. Commission Single
             Family Mtge. RB (Homeownership Loan
             Prog.),
             1996 Ser. D 6.00%, 9/1/17
             (collateralized by GNMA or FNMA
             Certificates).......................     500,850
 1,000,000   Missouri Hsg. Dev. Commission Single
             Family Mtge. RB (Homeownership Loan
             Prog.),
             1996 Ser. B 6.25%, 9/1/15
             (collateralized by GNMA or FNMA
             Certificates).......................   1,022,340
PRINCIPAL
  AMOUNT                                             VALUE

             MISSOURI -- CONTINUED

$  500,000   St. Louis Muni. Fin. Corp. Leasehold
             Revenue Imp. Bonds,
             Ser. 1996A
             5.95%, 2/15/16 (AMBAC).............. $   519,340
                                                    2,042,530
             NEVADA -- 1.8%
 1,000,000   Clark Cnty. Las Vegas McCarran Int'l
             Arpt. Passenger Fac. Charge RB, 1992
             Ser. A
             6.00%, 7/1/22 (AMBAC)...............   1,028,540
             NEW YORK -- 10.2%
 1,500,000   Dormitory Auth. of the St. of New
             York, City Univ. Sys. Consolidated
             Second General Resolution RB,
             Ser. 1995A
             5.38%, 7/1/14 (FGIC)................   1,479,105
 1,000,000   New York St. Local Govt. Assist. (A
             Pub. Benefit Corp. of the St. of New
             York), Prerefunded @$100,
             Ser. 1991B
             7.00%, 4/1/21.......................   1,100,910
   245,000   New York St. Med. Care Facs. Fin.
             Agcy. Mental Hlth. Svcs. Facs. Imp.
             RB, 1992 Ser. B
             6.25%, 8/15/10 (AMBAC)..............     261,101
   500,000   New York St. Med. Care Facs. Fin.
             Agcy. Mental Hlth. Svcs. Facs. Imp.
             RB, 1995 Ser. A
             6.00%, 2/15/25 (MBIA)...............     517,210
 1,000,000   New York St. Thruway Auth. General
             RB, Ser. C
             6.00%, 1/1/25 (FGIC)................   1,035,730
   250,000   State of New York Mtge. Agcy.
             Homeowner Mtge. RB, Ser. 44 (AMT)
             6.60%, 4/1/03.......................     261,823
 1,000,000   State of New York Mtge. Agcy.
             Homeowner Mtge. RB, Ser. 56 (AMT)
             5.88%, 10/1/19......................   1,015,460
   250,000   Port Auth. of New York and New
             Jersey Consolidated Bonds, Ninety-
             Seventh Ser. Second Installment
             (AMT)
             7.00%, 7/15/05 (FGIC)...............     289,295
                                                    5,960,634

48

                    EVERGREEN TAX STRATEGIC FOUNDATION FUND
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1996
(Picture of dam appears here)

PRINCIPAL
  AMOUNT                                             VALUE

MUNICIPAL OBLIGATIONS -- CONTINUED

             NORTH DAKOTA -- 1.8%
$1,000,000   Mercer Cnty. Poll. Ctrl. RRB (Basin
             Elec. Pwr. Cooperative-Antelope
             Valley Unit 1 & Common Facs.),
             Second 1995 Ser.
             6.05%, 1/1/19 (AMBAC)............... $ 1,044,220
             OHIO -- 1.4%
   700,000   Board of Ed. Beavercreek Local Sch.
             Dist. Sch. Imp. Bonds (Unltd. Tax
             GO), Ser. 1996
             6.60%, 12/1/15 (FGIC)...............     802,361
             PENNSYLVANIA -- 2.0%
 1,045,000   City of Philadelphia Wtr. & Swr. RB,
             Sixteenth Ser. Prerefunded @$102,
             7.00%, 8/1/21.......................   1,171,884
             TENNESSEE -- .6%
   300,000   Hlth. & Edl. Facs. Board of the City
             of Bristol Hosp. RRB (Bristol Mem.
             Hosp.), Ser. 1993
             6.75%, 9/1/07 (FGIC)................     343,503
             TEXAS -- 2.9%
 1,000,000   City of Houston Wtr. Conveyance Sys.
             Contract COP, Ser. 1993J
             6.13%, 12/15/09 (AMBAC).............   1,087,360
   500,000   City of Houston Wtr. Conveyance Sys.
             Contract COP, Ser. 1993H
             7.50%, 12/15/10 (AMBAC).............     602,810
                                                    1,690,170
             UTAH -- .9%
   500,000   Salt Lake City Hosp. RB (IHC
             Hospitals, Inc.)
             6.30%, 2/15/15......................     535,935
             WASHINGTON -- .9%
   500,000   City of Richland Wtr. & Swr. RB,
             Ser. 1996
             5.60%, 11/1/16 (MBIA)...............     491,730
             PUERTO RICO -- .9%
   500,000   Puerto Rico Hsg. Bank & Fin. Agcy.
             Affordable Hsg. Mtge. Subsidy Prog.
             Single Family Mtge. RB, Portfolio I
             (AMT)
             5.85%, 4/1/09 (collateralized by
             GNMA, FNMA & FHLMC Certificates)....     506,485
             TOTAL LONG-TERM
               (COST $25,516,981)................  26,205,682
PRINCIPAL
  AMOUNT                                             VALUE
             SHORT-TERM -- 6.7%
             GEORGIA -- 1.7%
$1,000,000   Hapeville Dev. Auth. Indl. Dev. RB
             (Hapeville Hotel Ltd. Partnership
             Proj.), Ser. 1985
             5.00% -- VRDN (LOC: Swiss Bank
             Corp.).............................. $ 1,000,000
             NEW YORK -- 5.0%
 1,000,000   City of New York GO, 1994
             Ser. A, Subseries A-5
             5.00% -- VRDN (LOC: Kredietbank
             N.V., N.Y. Branch)..................   1,000,000
   400,000   City of New York GO, Fiscal 1995
             Ser. B Sub-Ser. B-3
             5.00% -- VRDN (MBIA)................     400,000
   500,000   City of New York GO, Fiscal 1995
             Ser. B Sub-Ser. B-4
             5.00% -- VRDN (MBIA)................     500,000
 1,000,000   City of New York GO, Fiscal 1995
             Ser. B Sub-Ser. B-7
             5.00% -- VRDN (AMBAC)...............   1,000,000
                                                    2,900,000
             TOTAL SHORT-TERM
               (COST $3,900,000).................   3,900,000
             TOTAL MUNICIPAL OBLIGATIONS
               (COST $29,416,981)................  30,105,682
MUTUAL FUND SHARES -- .2%
  SHARES
    90,000   Federated Tax Free Obligations
             Fund (at net asset value)
             (COST $90,000)......................      90,000
             TOTAL INVESTMENTS --
               (COST $50,263,081)......... 98.4  %  57,330,319
             OTHER ASSETS AND
               LIABILITIES -- NET.........  1.6       952,359
             NET ASSETS --................ 100.0 % $58,282,678

                    EVERGREEN TAX STRATEGIC FOUNDATION FUND
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1996
(Picture of dam appears here)
 * Non-income producing securities.
** At December 31, 1996 the Fund owned 1,500 shares of
common stock of First Union Corp. at a cost of $57,890. During the year ended December 31, 1996 the Fund earned $3,300
   in dividend income from this investment. These shares were purchased by the Fund prior to the acquisition of the
investment adviser and Lieber & Company by First Union.
(a) Less than one tenth of one percent.
The following abbreviations are used in this portfolio:
  ADS -- American Depositary Shares
  AMT -- Subject to Alternative Minimum Tax
  COP -- Certificates of Participation
  FHLMC -- Federal Home Loan Mortgage Corp.
  FNMA -- Federal National Mortgage Corp.
  GO -- General Obligations
  GNMA -- Government National Mortgage Corp.
  LOC -- Letter of Credit
  RB -- Revenue Bonds
  RRB -- Refunding Revenue Bonds
  VRDN -- Variable Rate Demand Notes are payable on
  demand at par on no more than seven calendar days' notice
  given by the Fund to the issuer or other parties not affiliated with the issuer. These notes normally incorporate an
irrevocable letter of credit or line of credit from a major bank. Interest rates are determined and reset by the issuer daily. Interest rates presented for these securities are those in effect as of December
  31, 1996.
  Municipal bond insurance companies:
  AMBAC -- American Municipal Bond Assurance Corp.
  FGIC -- Financial Guarantee Insurance Corp.
  MBIA -- Municipal Bond Insurance Association
  Rule 144 securities are restricted as to resale to qualified institutional investors.
See accompanying notes to financial statements.
50

EVERGREEN TAX STRATEGIC FOUNDATION FUND
STATEMENT OF ASSETS AND LIABILITIES
(Picture of dam appears here)
                               DECEMBER 31, 1996

ASSETS:
   Investments at value (identified cost $50,263,081).............................................................  $57,330,319
   Cash...........................................................................................................        6,114
   Receivable for Fund shares sold................................................................................      584,487
   Dividends and interest receivable..............................................................................      522,195
   Prepaid expenses...............................................................................................       31,789
   Unamortized organization expenses..............................................................................       14,818
         Total assets.............................................................................................   58,489,722
LIABILITIES:
   Accrued expenses...............................................................................................      113,259
   Accrued advisory fee...........................................................................................       42,119
   Distribution fee payable.......................................................................................       42,111
   Payable for Fund shares purchased..............................................................................        9,555
         Total liabilities........................................................................................      207,044
NET ASSETS........................................................................................................  $58,282,678
NET ASSETS CONSIST OF:
   Paid-in capital................................................................................................  $51,216,071
   Distribution in excess of net investment income................................................................         (631)
   Net unrealized appreciation of investments.....................................................................    7,067,238
         Net assets...............................................................................................  $58,282,678
CALCULATION OF NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares ($11,165,998 (division sign) 827,010 shares of beneficial interest outstanding).................  $     13.50
   Sales charge -- 4.75% of offering price........................................................................          .67
      Maximum offering price......................................................................................  $     14.17
   Class B Shares ($28,006,870 (division sign) 2,075,878 shares of beneficial interest outstanding)...............  $     13.49
   Class C Shares ($4,107,803 (division sign) 304,906 shares of beneficial interest outstanding)..................  $     13.47
   Class Y Shares ($15,002,007 (division sign) 1,108,180 shares of beneficial interest outstanding)...............  $     13.54

See accompanying notes to financial statements.
                                                                              51

                    EVERGREEN TAX STRATEGIC FOUNDATION FUND
                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1996
(Picture of dam appears here)

INVESTMENT INCOME:
Income:
   Interest..........................................................................................              $1,156,135
   Dividends (net of foreign withholding taxes of $68)...............................................                 434,437
         Total investment income.....................................................................               1,590,572
EXPENSES:
   Advisory fee......................................................................................  $ 354,958
   Distribution fee -- Class A Shares................................................................     16,426
   Distribution fee -- Class B Shares................................................................    131,282
   Shareholder services fee -- Class B Shares........................................................     43,761
   Distribution fee -- Class C Shares................................................................     16,493
   Shareholder services fee -- Class C Shares........................................................      5,498
   Custodian fee.....................................................................................     79,350
   Registration and filing fees......................................................................     59,282
   Transfer agent fee................................................................................     56,591
   Reports and notices to shareholders...............................................................     36,507
   Professional fees.................................................................................      9,263
   Amortization of organization expenses.............................................................      7,986
   Insurance.........................................................................................      7,789
   Trustees' fees and expenses.......................................................................      5,179
   Miscellaneous.....................................................................................      3,643
         Total expenses..............................................................................    834,008
   Less: Fee waivers and expense reimbursements......................................................   (101,890)
         Net expenses................................................................................                 732,118
Net investment income................................................................................                 858,454
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments..................................................................               1,133,442
   Net increase in unrealized appreciation of investments............................................               4,531,613
Net gain on investments..............................................................................               5,665,055
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.................................................              $6,523,509

See accompanying notes to financial statements.
52

                    EVERGREEN TAX STRATEGIC FOUNDATION FUND
                       STATEMENT OF CHANGES IN NET ASSETS
(Picture of dam appears here)

                                                                                                         YEAR ENDED
                                                                                                        DECEMBER 31,
                                                                                                     1996          1995
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income........................................................................  $   858,454   $   456,792
   Net realized gain on investments.............................................................    1,133,442       671,486
   Net change in unrealized appreciation of investments.........................................    4,531,613     2,607,309
         Net increase in net assets resulting from operations...................................    6,523,509     3,735,587
DISTRIBUTIONS TO SHAREHOLDERS:
   FROM NET INVESTMENT INCOME:
   Class A Shares...............................................................................     (163,381)      (34,215)
   Class B Shares...............................................................................     (306,929)      (72,776)
   Class C Shares...............................................................................      (42,461)       (4,715)
   Class Y Shares...............................................................................     (342,618)     (346,086)
      Total distributions to shareholders from net investment income............................     (855,389)     (457,792)
   IN EXCESS OF NET INVESTMENT INCOME:
   Class A Shares...............................................................................         (121)         (162)
   Class B Shares...............................................................................         (226)         (345)
   Class C Shares...............................................................................          (31)          (22)
   Class Y Shares...............................................................................         (253)       (1,644)
      Total distributions to shareholders in excess of net investment income....................         (631)       (2,173)
   FROM NET REALIZED GAIN ON INVESTMENTS:
   Class A Shares...............................................................................     (209,265)      (77,951)
   Class B Shares...............................................................................     (555,359)     (199,612)
   Class C Shares...............................................................................      (82,045)      (14,445)
   Class Y Shares...............................................................................     (303,414)     (490,453)
      Total distributions to shareholders from net realized gain on
         investments............................................................................   (1,150,083)     (782,461)
         Total distributions to shareholders....................................................   (2,006,103)   (1,242,426)
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold....................................................................   32,091,878    10,412,208
   Proceeds from reinvestment of distributions..................................................    1,574,099     1,158,751
   Payment for shares redeemed..................................................................   (3,143,238)   (1,396,543)
      Net increase resulting from Fund share transactions.......................................   30,522,739    10,174,416
         Net increase in net assets.............................................................   35,040,145    12,667,577
NET ASSETS:
   Beginning of year............................................................................   23,242,533    10,574,956
   End of year (including distributions in excess of net investment income of $631 at December
     31, 1996)..................................................................................  $58,282,678   $23,242,533

See accompanying notes to financial statements.
                                                                              53

                    EVERGREEN TAX STRATEGIC FOUNDATION FUND
                            CLASS A, B AND C SHARES
                              FINANCIAL HIGHLIGHTS
(Picture of dam appears here)

                                                     CLASS A SHARES                  CLASS B SHARES             CLASS C
                                                              JANUARY 17,                      JANUARY 6,        SHARES
                                                  YEAR           1995*            YEAR           1995*            YEAR
                                                 ENDED          THROUGH          ENDED          THROUGH          ENDED
                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                  1996            1995            1996            1995            1996
PER SHARE DATA:
Net asset value, beginning of period.......       $12.20         $10.44           $12.19         $10.31          $12.19
Income from investment operations:
  Net investment income....................          .27            .29              .19            .22             .18
  Net realized and unrealized gain on
    investments............................         1.59           2.24             1.59           2.37            1.58
      Total from investment operations.....         1.86           2.53             1.78           2.59            1.76
Less distributions to shareholders from:
  Net investment income....................         (.28)          (.31)            (.20)          (.25)           (.20)
  Net realized gain on investments.........         (.28)          (.46)            (.28)          (.46)           (.28)
      Total distributions..................         (.56)          (.77)            (.48)          (.71)           (.48)
Net asset value, end of period.............       $13.50         $12.20           $13.49         $12.19          $13.47
TOTAL RETURN**.............................        15.4%          24.8%            14.7%          25.6%           14.5%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's
  omitted).................................     $ 11,166         $2,702         $ 28,007         $6,559          $4,108
Ratios to average net assets #:
  Expenses.................................        1.52%          1.75%+           2.27%          2.50%+          2.25%
  Net investment income....................        2.39%          2.79%+           1.64%          2.03%+          1.64%
Portfolio turnover rate....................          88%           110%              88%           110%             88%
Average commission rate paid per share.....       $.0648            N/A           $.0648            N/A          $.0648

                                               MARCH 3,
                                                1995*
                                               THROUGH
                                             DECEMBER 31,
                                                 1995
PER SHARE DATA:
Net asset value, beginning of period.......     $10.69
Income from investment operations:
  Net investment income....................        .22
  Net realized and unrealized gain on
    investments............................       1.99
      Total from investment operations.....       2.21
Less distributions to shareholders from:
  Net investment income....................       (.25)
  Net realized gain on investments.........       (.46)
      Total distributions..................       (.71)
Net asset value, end of period.............     $12.19
TOTAL RETURN**.............................      21.2%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's
  omitted).................................       $496
Ratios to average net assets #:
  Expenses.................................      2.50%+
  Net investment income....................      2.07%+
Portfolio turnover rate....................       110%
Average commission rate paid per share.....        N/A

*  Commencement of class operations.
** Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
+  Annualized.
# Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income (loss) to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                    CLASS A SHARES                  CLASS B SHARES             CLASS C
                                                             JANUARY 17,                      JANUARY 6,        SHARES
                                                 YEAR           1995*            YEAR           1995*            YEAR
                                                ENDED          THROUGH          ENDED          THROUGH          ENDED
                                             DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                 1996            1995            1996            1995            1996
Expenses..................................       1.76%           5.02%           2.51%           3.65%           2.48%
Net investment income (loss)..............       2.15%           (.48%)          1.40%            .88%           1.41%

                                              MARCH 3,
                                               1995*
                                              THROUGH
                                            DECEMBER 31,
                                                1995
Expenses..................................      18.91%
Net investment income (loss)..............     (14.34%)

See accompanying notes to financial statements.
54

                    EVERGREEN TAX STRATEGIC FOUNDATION FUND
                                 CLASS Y SHARES
                      FINANCIAL HIGHLIGHTS -- (CONTINUED)
(Picture of dam appears here)

                                                                                                         YEAR ENDED
                                                                                                        DECEMBER 31,
                                                                                                  1996      1995      1994
PER SHARE DATA:
Net asset value, beginning of period...........................................................   $12.22    $10.27    $10.31
Income from investment operations:
  Net investment income........................................................................      .34       .35       .27
  Net realized and unrealized gain on investments..............................................     1.56      2.39       .08
      Total from investment operations.........................................................     1.90      2.74       .35
Less distributions to shareholders from:
  Net investment income........................................................................     (.30)     (.33)     (.27)
  Net realized gain on investments.............................................................     (.28)     (.46)     (.12)
      Total distributions......................................................................     (.58)     (.79)     (.39)
Net asset value, end of period.................................................................   $13.54    $12.22    $10.27
TOTAL RETURN**.................................................................................    15.8%     27.3%      3.4%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)......................................................  $15,002   $13,485   $10,575
Ratios to average net assets #:
  Expenses.....................................................................................    1.30%     1.50%     1.49%
  Net investment income........................................................................    2.63%     3.06%     2.87%
Portfolio turnover rate........................................................................      88%      110%      245%
Average commission rate paid per share.........................................................   $.0648       N/A       N/A
                                                                                                 NOVEMBER 2,
                                                                                                    1993*
                                                                                                   THROUGH
                                                                                                 DECEMBER 31,
                                                                                                     1993
PER SHARE DATA:
Net asset value, beginning of period...........................................................      $10.00
Income from investment operations:
  Net investment income........................................................................         .05
  Net realized and unrealized gain on investments..............................................         .31
      Total from investment operations.........................................................         .36
Less distributions to shareholders from:
  Net investment income........................................................................        (.05)
  Net realized gain on investments.............................................................          --
      Total distributions......................................................................        (.05)
Net asset value, end of period.................................................................      $10.31
TOTAL RETURN**.................................................................................        3.5%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)......................................................      $5,424
Ratios to average net assets #:
  Expenses.....................................................................................        .00%+
  Net investment income........................................................................       3.65%+
Portfolio turnover rate........................................................................         25%
Average commission rate paid per share.........................................................         N/A

*  Commencement of operations.
** Total return is calculated for the periods indicated and is not annualized.
+  Annualized.
# Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                                                                          YEAR ENDED
                                                                                                         DECEMBER 31,
                                                                                                     1996    1995    1994
 Expenses..........................................................................................  1.56%   2.23%   2.41%
 Net investment income.............................................................................  2.37%   2.33%   1.95%
                                                                                                     NOVEMBER 2,
                                                                                                        1993*
                                                                                                       THROUGH
                                                                                                     DECEMBER 31,
                                                                                                         1993
 Expenses..........................................................................................      3.10%
 Net investment income.............................................................................       .54%

See accompanying notes to financial statements.
                                                                              55

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 1 -- ORGANIZATION AND NATURE OF OPERATIONS
     The Evergreen Balanced Funds (the "Funds") are separate series of open-end management companies registered under the Investment Company Act of 1940, as amended (the "Act"). The Balanced Funds consist of Evergreen American Retirement Fund ("American Retirement"), Evergreen Balanced Fund ("Balanced"), Evergreen Foundation Fund ("Foundation") and Evergreen Tax Strategic Foundation Fund ("Tax Strategic") known collectively as the Funds.
     American Retirement's investment objectives, in order of priority, are conservation of capital, reasonable income and capital growth. Balanced's investment objective is to achieve long-term total return through capital appreciation, dividends and interest income. Foundation's investment objectives, in order of priority, are reasonable income, conservation of capital and capital appreciation. Tax Strategic's investment objective is to maximize the after-tax total return on its portfolio of investments by investing in equities as well as municipal securities, which are exempt from Federal income tax.
NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.
     SECURITY VALUATIONS -- Investments in securities traded on a national securities exchange or included on the NASDAQ National Market System ("NMS") are valued at the last reported sales price. Securities traded on an exchange or NMS for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked price. Unlisted securities for which market quotations are not readily available are valued at a price quoted by one or more brokers. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service. Securities for which market quotations are not readily available are valued at their respective fair value as determined in good faith by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.
     SECURITY TRANSACTIONS -- Security transactions are accounted for on the date purchased or sold. Net realized gains or losses are determined on the identified cost basis.
     INVESTMENT INCOME AND EXPENSES -- Dividend income is recorded on the ex-dividend date. Interest income and expenses are accrued daily.
     REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the Federal Reserve Bank and are designated as being held on each Fund's behalf by its custodian under a book-entry system. Each Fund monitors the adequacy of the collateral on a daily basis and can require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment adviser to be creditworthy pursuant to guidelines established by the Trustees.
     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are distributed quarterly for each of the Funds. Distributions from net realized capital gains on investments, if any, will be distributed at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from amounts available under generally accepted accounting principles. These differences are primarily due to differing treatments for wash sales. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets.
56

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES -- continued
     As of December 31, 1996, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to paid-in capital.

                        UNDISTRIBUTED          ACCUMULATED
                        NET INVESTMENT        REALIZED GAIN
                            INCOME            ON INVESTMENTS
Balanced.........         ($ 172,629)            $172,629
Tax Strategic....         ($  16,641)            $ 13,576

     INCOME TAXES -- It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable net income and net realized capital gains to its shareholders. Accordingly, no provisions for Federal income or excise taxes are necessary. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.
     ALLOCATION OF EXPENSES -- Expenses specifically identifiable to a class of shares are charged to that class. Expenses common to a Trust as a whole are allocated to the funds in that Trust. Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.
     UNAMORTIZED ORGANIZATION EXPENSES -- The expenses of Tax Strategic incurred in connection with its organization are being deferred and amortized over a period of benefit not to exceed 60 months from the date it commenced operations.
     USE OF ESTIMATES -- The preparation of the financial statements is in accordance with generally accepted accounting principles which requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.
NOTE 3 -- INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES INVESTMENT ADVISORY AGREEMENTS -- First Union National Bank of North
Carolina ("First Union"), Balanced's investment adviser, is entitled to an annual fee of .50 of 1% of Balanced's average daily net assets pursuant to the Fund's investment advisory agreement.
     Pursuant to an agreement with American Retirement's, Foundation's and Tax Strategic's investment adviser, Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly owned subsidiary of First Union, Evergreen Asset is entitled to an annual fee based on each of American Retirement's, Foundation's and Tax Strategic's average daily net assets, respectively, in accordance with the following schedules:

      FOUNDATION AND                             AMERICAN
      TAX STRATEGIC                             RETIREMENT
First $750 million   0.875%              First $750 million   0.75%
Next $250 million    0.750%              Over $750 million    0.70%
Over $1 billion      0.700%

     For American Retirement and Tax Strategic, Evergreen Asset voluntarily waived advisory fees of $24,841 and $90,551, respectively, and voluntarily reimbursed other expenses amounting to $3,400 and $11,339, respectively. Evergreen Asset can modify or terminate voluntary waivers and reimbursements at any time.
     Lieber & Company, an affiliate of First Union, is the investment sub-adviser to American Retirement, Foundation and Tax Strategic and also provides brokerage services with respect to substantially all security transactions of these Funds effected on the New York or American Stock Exchanges. For the year ended December 31, 1996, American Retirement,
                                                                              57

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 3 -- INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH
AFFILIATES -- continued
Foundation and Tax Strategic incurred brokerage commissions of $51,579, $680,252 and $50,033 with Lieber & Company. Lieber & Company is reimbursed by Evergreen Asset, at no additional expense to these Funds, for its cost of providing investment advisory services.
     ADMINISTRATION AGREEMENT -- Evergreen Asset furnishes American Retirement, Foundation and Tax Strategic with administrative services as part of their advisory agreements and accordingly, these Funds do not pay a separate administration fee. Through December 31, 1996 Furman Selz LLC ("Furman Selz") was each of the Funds' sub-administrator. As sub-administrator, Furman Selz provided the officers of the Funds. For these Funds, Furman Selz' fee was paid by Evergreen Asset and was not a fund expense.
     Evergreen Asset is Balanced's administrator and Furman Selz was its sub-administrator through December 31, 1996. Evergreen Asset's and Furman Selz' fees for Balanced were based on the average daily net assets of all of the funds administered by Evergreen Asset for which either First Union or Evergreen Asset was also the investment adviser. These fees were calculated at the following annual rates:

  ADMINISTRATION FEE                 AVERAGE DAILY NET ASSETS
        0.050%                        on the first $7 billion
        0.035%                        on the next $3 billion
        0.030%                        on the next $5 billion
        0.020%                        on the next $10 billion
        0.015%                        on the next $5 billion
        0.010%                        in excess of $30 billion
SUB-ADMINISTRATION FEE               AVERAGE DAILY NET ASSETS
        0.0100%                       on the first $7 billion
        0.0075%                       on the next $3 billion
        0.0050%                       on the next $15 billion
        0.0040%                       in excess of $25 billion

     At December 31, 1996, assets for which Evergreen Asset was the administrator for which either Evergreen Asset or First Union was investment adviser totalled approximately $17.0 billion.
     Effective January 1, 1997, Bisys Group, Inc. ("Bisys") acquired Furman Selz' mutual fund unit and accordingly, Bisys Fund Services became sub-administrator. The administration fee structure has remained unchanged.
     PLANS OF DISTRIBUTION -- The Funds have adopted for their Class A, Class B, and Class C shares, Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the Act. Under the terms of the Plans, the Funds may incur distribution-related and shareholder servicing expenses which may not exceed an annual fee of .75 of 1% for Class A and an annual fee of 1% for Class B and Class C Shares. For each of the Funds, the payments for Class A were voluntarily limited to .25 of 1% of average daily net assets.
     In connection with their Plans, American Retirement, Foundation and Tax Strategic have entered into distribution agreements with Evergreen Keystone Distributor, Inc. ("EKD") (formerly Evergreen Funds Distributor, Inc.), a subsidiary of Furman Selz, whereby American Retirement, Foundation and Tax Strategic will compensate EKD for its services at a rate which may not exceed an annual fee of .25 of 1% of Class A Shares' average daily net assets and an annual fee of 1% of Class B and Class C Shares' average daily net assets. A portion of the payments for Class B and C Shares, up to .25 of 1% may constitute a shareholder services fee. EKD has entered into a Shareholder Services Agreement with First Union Brokerage Services ("FUBS"), an affiliate of First Union, whereby they will compensate FUBS for certain services provided to shareholders and/or maintenance of shareholder accounts relating to each of the Fund's Class B and Class C Shares.
58

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 3 -- INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH
AFFILIATES -- continued
     In connection with its plan, Balanced entered into a distribution agreement with EKD whereby it will compensate EKD for its services at a rate which may not exceed an annual fee of .25 of 1% of Class A average daily net assets and an annual fee of .75 of 1% of Class B and Class C average daily net assets for certain services provided to Class A, B and C shareholders. Balanced has entered into a shareholder services agreement with FUBS, and will pay FUBS, an annual fee of up to .25 of 1% of the average net assets of its Class B and Class C shares. This fee is designed to obtain certain services for shareholders and to maintain shareholder accounts. With the acquisition of Furman Selz' mutual fund unit by Bisys effective January 1, 1997, EKD became a subsidiary of Bisys.
     SALES CHARGES -- EKD has advised the Funds that it has retained the following amounts from front-end sales charges resulting from sales of Class A Shares during the year ended December 31, 1996:

                                  FRONT-END
                                    SALES
                                   CHARGES
American Retirement                $20,024
Balanced                             9,150
Foundation                          57,736
Tax Strategic                       25,078

     OTHER SERVICES WITH AFFILIATES -- State Street Bank & Trust Company ("State Street") is the transfer agent, dividend disbursing agent and shareholder servicing agent for the Funds. For certain accounts in American Retirement, Balanced and Foundation, First Union has been sub-contracted by State Street to maintain shareholder sub-account records, take fund purchase and redemption orders and answer inquiries. For each account, First Union is entitled to a monthly fee which totaled $5,560, $187,538 and $151,484 for American Retirement, Balanced and Foundation, respectively, for the year ended December 31, 1996.
NOTE 4 -- SHARES OF BENEFICIAL INTEREST
     The Funds have an unlimited number of $0.0001 par value shares of beneficial interest authorized. The shares are divided into classes which are designated Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares seven years after the date of purchase. Class C shares are sold with a contingent deferred sales charge of 1% for shares redeemed during the first year after the date of purchase. Class Y shares are sold without a sales charge and are available only to investment advisory clients of First Union and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates as of December 30, 1994. The classes have identical voting, dividend, liquidation and other rights, except that Class A, Class B and Class C shares bear distribution expenses (see Note 3) and have exclusive voting rights with respect to their distribution plans.
                                                                              59

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 4 -- SHARES OF BENEFICIAL INTEREST -- continued
     Transactions in shares of beneficial interest were as follows:

                                                                               YEAR ENDED                   YEAR ENDED*
AMERICAN RETIREMENT                                                         DECEMBER 31, 1996            DECEMBER 31, 1995
CLASS A                                                                   SHARES        AMOUNT         SHARES        AMOUNT
Shares sold..........................................................      762,980    $10,140,786       103,126    $ 1,278,749
Shares issued on reinvestment of distributions.......................       19,559        264,707         1,195         14,909
Shares redeemed......................................................      (84,770)    (1,127,903)         (186)        (2,372)
Net increase.........................................................      697,769      9,277,590       104,135      1,291,286
CLASS B
Shares sold..........................................................    3,892,133     51,648,645       380,412      4,651,965
Shares issued on reinvestment of distributions.......................       81,733      1,103,810         4,314         53,311
Shares redeemed......................................................     (175,385)    (2,331,018)       (6,548)       (80,579)
Net increase.........................................................    3,798,481     50,421,437       378,178      4,624,697
CLASS C
Shares sold..........................................................      100,739      1,334,965         8,507        104,262
Shares issued on reinvestment of distributions.......................        2,161         29,233            70            878
Shares redeemed......................................................       (3,928)       (53,590)           --             --
Net increase.........................................................       98,972      1,310,608         8,577        105,140
CLASS Y
Shares sold..........................................................      287,843      3,807,908       280,323      3,219,576
Shares issued on reinvestment of distributions.......................      103,943      1,392,828       106,983      1,270,557
Shares redeemed......................................................     (481,537)    (6,415,509)     (808,529)    (9,380,520)
Net decrease.........................................................      (89,751)    (1,214,773)     (421,223)    (4,890,387)
Total net increase resulting from Fund share transactions............    4,505,471    $59,794,862        69,667    $ 1,130,736

* The Fund share activity for Class A, Class B and Class C shares reflects the period from January 3, 1995 (commencement of class operations) through December 31, 1995.
60

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 4 -- SHARES OF BENEFICIAL INTEREST -- continued

                                                                          YEAR ENDED                      YEAR ENDED
BALANCED                                                              DECEMBER 31, 1996               DECEMBER 31, 1995
CLASS A                                                            SHARES          AMOUNT          SHARES          AMOUNT
Shares sold...................................................       450,824    $   5,988,616        174,514    $   2,180,996
Shares issued on reinvestment of distributions................       372,747        4,905,076        228,390        2,924,585
Shares redeemed...............................................      (680,925)      (9,159,435)      (883,230)     (10,834,925)
Net increase (decrease).......................................       142,646        1,734,257       (480,326)      (5,729,344)
CLASS B
Shares sold...................................................       529,783        7,095,087        331,882        4,113,278
Shares issued on reinvestment of distributions................       883,591       11,640,482        528,256        6,788,533
Shares redeemed...............................................    (1,260,613)     (16,901,766)    (1,507,091)     (18,590,977)
Net increase (decrease).......................................       152,761        1,833,803       (646,953)      (7,689,166)
CLASS C
Shares sold...................................................        19,191          256,143          6,207           78,623
Shares issued on reinvestment of distributions................         2,215           28,991          1,346           17,328
Shares redeemed...............................................       (16,775)        (220,556)        (2,122)         (27,063)
Net increase..................................................         4,631           64,578          5,431           68,888
CLASS Y
Shares sold...................................................    16,615,288      221,340,376     13,282,634      164,605,419
Shares issued on reinvestment of distributions................     3,659,774       48,208,895      4,419,582       56,436,034
Shares redeemed...............................................   (22,526,104)    (302,083,357)   (25,032,555)    (313,833,958)
Net decrease..................................................    (2,251,042)     (32,534,086)    (7,330,339)     (92,792,505)
Total net decrease resulting from Fund share
  transactions................................................    (1,951,004)   ($ 28,901,448)    (8,452,187)   ($106,142,127)

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 4 -- SHARES OF BENEFICIAL INTEREST -- continued

                                                                          YEAR ENDED                   YEAR ENDED*
                                                                      DECEMBER 31, 1996             DECEMBER 31, 1995
FOUNDATION                                                          SHARES         AMOUNT         SHARES         AMOUNT
CLASS A
Shares sold....................................................    8,413,021    $126,479,881     7,433,192    $103,904,500
Shares issued on reinvestment of distributions.................      474,763       7,335,750       194,159       2,828,216
Shares redeemed................................................   (3,177,106)    (47,846,922)     (542,266)     (7,709,611)
Net increase...................................................    5,710,678      85,968,709     7,085,085      99,023,105
CLASS B
Shares sold....................................................   18,909,215     282,822,448    19,717,460     275,013,438
Shares issued on reinvestment of distributions.................    1,109,399      17,095,215       487,710       7,076,078
Shares redeemed................................................   (4,174,149)    (62,881,641)     (543,554)     (7,846,692)
Net increase...................................................   15,844,465     237,036,022    19,661,616     274,242,824
CLASS C
Shares sold....................................................    1,165,822      17,413,787       761,087      10,573,728
Shares issued on reinvestment of distributions.................       43,393         668,629        19,172         277,286
Shares redeemed................................................     (308,109)     (4,629,756)      (26,533)       (379,480)
Net increase...................................................      901,106      13,452,660       753,726      10,471,534
CLASS Y
Shares sold....................................................   19,300,331     290,354,485    18,505,940     263,287,541
Shares issued on reinvestment of distributions.................    1,977,198      30,423,613     1,558,776      22,661,839
Shares redeemed................................................   (12,328,011)  (185,863,701)   (5,965,644)    (82,422,318)
Net increase...................................................    8,949,518     134,914,397    14,099,072     203,527,062
Total net increase resulting from Fund share
  transactions.................................................   31,405,767    $471,371,788    41,599,499    $587,264,525

* The Fund share activity for Class A, Class B and Class C shares reflect the period from January 3, 1995 (commencement of class operations) through December 31, 1995.
62

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 4 -- SHARES OF BENEFICIAL INTEREST -- continued

                                                                                   YEAR ENDED                 YEAR ENDED
                                                                               DECEMBER 31, 1996          DECEMBER 31, 1995*
TAX STRATEGIC                                                                SHARES        AMOUNT       SHARES       AMOUNT
CLASS A
Shares sold..............................................................     652,149    $ 8,273,511    215,649    $ 2,527,734
Shares issued on reinvestment of distributions...........................      26,949        357,306      8,759        105,291
Shares redeemed..........................................................     (73,546)      (929,252)    (2,950)       (36,239)
Net increase.............................................................     605,552      7,701,565    221,458      2,596,786
CLASS B
Shares sold..............................................................   1,563,566     19,725,070    550,703      6,364,106
Shares issued on reinvestment of distributions...........................      59,693        793,572     21,721        260,033
Shares redeemed..........................................................     (85,378)    (1,087,302)   (34,427)      (407,693)
Net increase.............................................................   1,537,881     19,431,340    537,997      6,216,446
CLASS C
Shares sold..............................................................     263,684      3,324,801     39,093        457,822
Shares issued on reinvestment of distributions...........................       6,172         81,908      1,561         18,761
Shares redeemed..........................................................      (5,604)       (70,810)        --             --
Net increase.............................................................     264,252      3,335,899     40,654        476,583
CLASS Y
Shares sold..............................................................      63,086        768,496     92,229      1,062,541
Shares issued on reinvestment of distributions...........................      26,475        341,313     66,375        774,666
Shares redeemed..........................................................     (84,857)    (1,055,874)   (84,665)      (952,606)
Net increase.............................................................       4,704         53,935     73,939        884,601
Total net increase resulting from Fund share transactions................   2,412,389    $30,522,739    874,048    $10,174,416

* For Class A, Class B, and Class C shares, the Fund share transaction activity reflects the period January 17, 1995, January 6, 1995, and March 3, 1995, respectively (commencement of class operations) through December 31, 1995.
NOTE 5 -- INVESTMENT TRANSACTIONS
     The cost of purchases and proceeds from sales of investments, excluding short-term securities for the year ended December 31, 1996 were as follows:

                               PURCHASES             SALES
American Retirement....       $ 61,282,970        $ 10,474,200
Balanced...............        301,410,563         419,093,895
Foundation.............        435,891,619         116,921,520
Tax Strategic..........         59,793,904          34,152,600

     On December 31, 1996, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost for federal tax purposes was as follows:

                              APPRECIATION        DEPRECIATION            NET                TAX COST
American Retirement....       $ 13,825,539        $  1,154,915        $ 12,670,624        $  104,513,650
Balanced...............        172,241,593           8,122,511         164,119,082           730,753,100
Foundation.............        232,321,512          27,939,388         204,382,124         1,400,416,658
Tax Strategic..........          7,198,915             131,677           7,067,238            50,263,081

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 6 -- CONCENTRATION OF CREDIT RISK
     Tax Strategic invests the municipal bond portion of its portfolio in obligations issued by states, territories and possessions of the United States and by their political subdivisions and duly constituted authorities. The issuers' abilities to meet their obligations may be affected by economic and political developments in a specific state or region. Certain debt obligations held in the Fund's municipal portfolio may be entitled to the benefit of standby letters of credit or other guarantees of banks or other financial institutions.
NOTE 7 -- FINANCING AGREEMENT
     Effective July 3, 1996, a financing agreement was put in place between all of the Evergreen Funds and State Street. Under this agreement, State Street provided an unsecured line of credit facility, in the aggregate amount of $100 million ($50 million committed and $50 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only and is subject to each participating Fund's borrowing restrictions.
     Effective October 31, 1996, a new financing agreement was put in place between all of the Evergreen Funds and State Street, Societe Generale and ABN AMRO Bank N.V. (collectively, the "Banks"). Under this agreement, the Banks provide an unsecured line of credit facility in the aggregate amount of $225 million ($112.5 million committed and $112.5 million uncommitted) allocated evenly between the Banks. Borrowings under these facilities bear interest at
 .75% per annum above the Federal Funds rate. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which would be allocated to all participating funds.
     The Funds had no borrowings under the financing agreements during the year ended December 31, 1996.
NOTE 8 -- DEFERRED TRUSTEE'S FEES
     Each Trustee may defer any or all compensation related to performance of duties as a Trustee of the Funds. Each Trustee's deferred balances are allocated to deferral accounts which are included in the accrued expenses for each Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in each Fund's Trustee's fees and expenses. Trustees will be paid either in one lump sum or in quarterly installments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000. As of December 31, 1996, the value of the Trustees deferral accounts was $8,419, $23,045, $7,206 and $2,978 for American Retirement, Balanced, Foundation and Tax Strategic, respectively.
64

                          INDEPENDENT AUDITORS' REPORT
TO THE TRUSTEES AND SHAREHOLDERS OF
  EVERGREEN AMERICAN RETIREMENT FUND
  EVERGREEN BALANCED FUND
  EVERGREEN FOUNDATION FUND
  EVERGREEN TAX STRATEGIC FOUNDATION FUND
     We have audited the accompanying statements of assets and liabilities, including the statements of investments, for the Evergreen Balanced Funds listed below as of December 31, 1996, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods listed below:
    EVERGREEN AMERICAN RETIREMENT FUND -- statement of operations, statement of changes in net assets and financial highlights for the year ended December 31, 1996. The statement of changes in net assets for the year ended December 31, 1995 and the financial highlights for each of the years in the four-year period ended December 31, 1995 were audited by other auditors, whose report thereon dated February 15, 1996 was unqualified.
    EVERGREEN BALANCED FUND -- statement of operations for the year ended December 31, 1996, statements of changes for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended.
    EVERGREEN FOUNDATION FUND -- statement of operations, statement of changes in net assets and financial highlights for the year ended December 31, 1996. The statement of changes in net assets for the year ended December 31, 1995 and the financial highlights for each of the years in the four-year period ended December 31, 1995 were audited by other auditors, whose report thereon dated February 15, 1996 was unqualified.
    EVERGREEN TAX STRATEGIC FOUNDATION FUND -- statement of operations, statement of changes in net assets and financial highlights for the year ended December 31, 1996. The statement of changes in net assets for the year ended December 31, 1995 and the financial highlights for each of the years in the two-year period ended December 31, 1995 and the period from November 2, 1993 (commencement of operations) through December 31, 1993 were audited by other auditors, whose report thereon dated February 15, 1996 was unqualified.
    These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights audited by us and referred to above present fairly, in all material respects, the financial position of Evergreen American Retirement Fund, Evergreen Balanced Fund, Evergreen Foundation Fund and Evergreen Tax Strategic Foundation Fund as of December 31, 1996, and the results of their operations, changes in their net assets and the financial highlights for each of the periods listed above in conformity with generally accepted accounting principles.
                                      KPMG PEAT MARWICK LLP
Pittsburgh, Pennsylvania
February 19, 1997
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
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68

                             TRUSTEES AND OFFICERS
                              TRUSTEES:
                              Laurence B. Ashkin*
                              Foster Bam*
                              James S. Howell, Chairman
                              Robert J. Jeffries*+
                              Gerald M. McDonnell
                              Thomas L. McVerry
                              William W. Pettit
                              Russell A. Salton, III M.D.
                              Michael S. Scofield
                              OFFICERS:
                              John J. Pileggi
                              President and Treasurer
                              George O. Martinez
                              Secretary
                              Sheryl Hirschfeld
                              Assistant Secretary
                              Stephen W. St. Clair
                              Assistant Treasurer
                              * These individuals are not trustees for Balanced. + Trustee Emeritus
          FEDERAL INCOME TAX STATUS OF DISTRIBUTIONS (UNAUDITED)
During the fiscal year ended December 31, 1996, American Retirement, Balanced, Foundation and Tax Strategic paid $498,967, $74,293,460, $9,919,612 and $850,061, respectively, of net long term capital gain distributions.
During the fiscal year ended December 31, 1996, Tax Strategic paid $616,906 of tax-exempt distributions. Of the total tax exempt distributions, 9.14%, 9.10%, 9.13%, and 9.13% is subject to alternative minimum tax for Class Y, Class A, Class B and Class C shares, respectively.
For corporate taxpayers, 67.33%, 36.81%, 34.11% and 79.29% of the ordinary income distributions paid during the fiscal year ended December 31, 1996 by American Retirement, Balanced, Foundation and Tax Strategic, respectively, qualified for corporate dividends received deduction.